SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              FPIC INSURANCE GROUP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      2.    Form, Schedule or Registration Statement No.:

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      3.    Filing Party:

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      4.    Date Filed:

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

                           FPIC Insurance Group, Inc.
                          225 Water Street, Suite 1400
                           Jacksonville, Florida 32202

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To The Shareholders Of Common Stock Of FPIC Insurance Group, Inc.:

      The Annual Meeting of Shareholders of FPIC Insurance Group, Inc. (the "Company") will be held in the Pensacola Room at the Omni Hotel, located at 245 Water Street, Jacksonville, Florida, on Wednesday, June 7, 2000, at 10:00 a.m. local time. The purposes of the meeting are:

      1.    To elect four Directors to serve until their terms expire.
      2.    To vote on an amendment to the Director Stock Option Plan.
      3.    To vote on an amendment to the Omnibus Incentive Plan.
      4. To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

      The Board of Directors has set April 14, 2000, as the record date for the meeting. This means that shareholders of common stock at the close of business on that date are entitled to:

      o     receive this notice of the meeting; and

      o vote, either by proxy or in person, at the meeting and any adjournments or postponements of the meeting.

      You are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, we encourage you to sign and return your proxy card before the meeting, so that your shares will be represented and voted at the meeting even if you cannot attend. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. If you attend the Annual Meeting and inform the Secretary of the Company in writing that you wish to vote your shares in person, your proxy will not be used.

                                  By Order of the Board of Directors


                                  -------------------------------------------
                                  John R. Byers
                                  Chief Operating Officer/General Counsel and
                                  Secretary of the Company

Jacksonville, Florida
May 5, 2000

We urge each shareholder to promptly sign and return the enclosed proxy card. See our question and answer section for information about voting, how to revoke a proxy, and how to vote shares in person.

                           FPIC Insurance Group, Inc.
                          225 Water Street, Suite 1400
                           Jacksonville, Florida 32202

                                   May 5, 2000

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 7, 2000

      Our Board of Directors is furnishing you this proxy statement to solicit your proxy to be voted at the 2000 Annual Meeting of Shareholders of FPIC Insurance Group, Inc. (the "Company"). The meeting will be held in the Pensacola Room at the Omni Hotel, located at 245 Water Street, Jacksonville, Florida 32202, at 10:00 a.m., local time. Your proxy may also be voted at any adjournments or postponements of the meeting.

      The Annual Report of the Company to its shareholders for the 1999 fiscal year and this proxy statement and form of proxy are being distributed on or about May 5, 2000 to shareholders entitled to vote.

      All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the meeting.

      Only holders of record of shares of Common Stock at the close of business on April 14, 2000 are entitled to vote at the meeting, or at adjournments or postponements of the meeting. Each holder of record on the record date is entitled to one vote for each share of Common Stock held. At the close of business on April 14, 2000, there were 9,388,853 shares of Common Stock issued and outstanding.

                           QUESTIONS AND ANSWERS ABOUT
                             THE MEETING AND VOTING

1. What is a proxy?

      A proxy is your legal designation of another person to vote stock you own. If you designate someone as your proxy in a written document, that document is called a proxy or a proxy card. The enclosed proxy card names two officers of the Company as proxies for the 2000 Annual Meeting of Shareholders. These two officers are Kim D. Thorpe and Pamela D. Deyo.

2. What is a proxy statement?

      A proxy statement is a document that the federal securities laws and regulations require us to give you when we ask you to sign a proxy card designating each of Kim D. Thorpe and Pamela D. Deyo as proxies to vote on your behalf. This year proxy statements are being distributed on or about May 5, 2000 to shareholders entitled to vote.

3. What is the difference between a shareholder of record and a shareholder who holds stock in street name?

      o If your shares are registered in your name, you are a shareholder of record.
      o If your shares are in the name of your broker or bank, your shares are held in street name.

4. What different methods can you use to vote?

      o     Via Proxy:  All shareholders may vote by returning the enclosed proxy card; or

      o     In Person:  All shareholders may vote in person at the meeting. If you wish to vote in person at the meeting and your shares of common stock of the Company are held in the street name of your broker, you must obtain a legal proxy from your broker in order to vote in person at the meeting.

5. What is the record date and what does it mean?

      The record date for the 2000 Annual Meeting of Shareholders is April 14, 2000. The record date is established by the Board of Directors, as required by law. Each shareholder of common stock at the close of business on the record date is entitled:

      o     to receive notice of the meeting; and

      o to vote, one vote for each share of common stock held on the record date, at the meeting and any adjournments or postponements of the meeting.

6. How can you revoke a proxy?

      A shareholder can revoke a proxy by any one of the following three actions:

      o     giving written notice to the Secretary of the Company;
      o     delivering a later dated proxy; or
      o     voting in person at the meeting.

7. Who counts the votes?

      The Company's Transfer Agent will tabulate the proxies. John R. Byers, Chief Operating Officer, General Counsel and Secretary of the Company, has been designated as the Inspector of Election for the 2000 Annual Meeting to certify the results of the tabulation.

8. What are your voting choices when voting for Director nominees through the enclosed proxy card?

      In voting on the election of four Director nominees to serve until the 2003 Annual Meeting of Shareholders, you may vote in one of the following ways:

      o     in favor of all nominees;
      o     withhold votes as to all nominees; or
      o     withhold votes as to specific nominees.

9. What vote is needed to elect Directors?

      Directors will be elected by a plurality of the votes cast by the shareholders voting in person or by proxy at the meeting.

      The Board recommends a vote "FOR" each of the nominees.

10. What are your voting choices when voting on each of the amendments to the Company's stock option plans through the enclosed proxy card?

      In voting on each of the amendments to the Company's stock option plans, you may vote in one of the following ways:

      o     in favor of the amendment;
      o     against the amendment; or
      o     abstain from voting on the amendment.

11. What votes are needed to approve each of the amendments?

      A majority of the votes cast by the shareholders voting in person or by proxy at the Annual Meeting will be necessary to approve the amendment to the Company's Director Stock Option Plan and the amendment to the Company's Omnibus Incentive Plan.

      The Board recommends a vote "FOR" each of these amendments.

12. What if a shareholder does not specify a choice for a matter when returning a proxy?

      Shareholders should specify their choice for each matter on the enclosed form of proxy. If no instructions are given, proxies that are signed and returned will be voted FOR the election of all Director nominees and FOR the amendments to the Company's stock option plans.

13. How are abstentions and broker non-votes counted?

      Abstentions occur when a shareholder who is entitled to vote a share of common stock of the Company chooses not to vote that share. Broker non-votes occur when a broker that holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instruction on the matter.

      Abstentions and broker non-votes will have no effect on business of the meeting that is of a routine nature and is properly presented at the meeting. Abstentions and broker non-votes will have no effect on the outcome of the Company's votes at the 2000 Annual Meeting.

                              ELECTION OF DIRECTORS

      The Company has a staggered Board of Directors, with three classes of directors that serve for terms of three years. The Board of Directors currently consists of 14 persons. The Company's Articles of Incorporation provide that the number of directors may be determined from time to time by resolution adopted by the affirmative vote of at least 75% of the entire Board of Directors. This number and its determination is exclusive of directors to be elected by the holders of any one or more series of Preferred Stock voting separately as a class or classes. No such Preferred Stock is outstanding. The Company's Bylaws provide that the Company's President will always be nominated by the Board of Directors for election to the Board of Directors whenever the President's term as a director expires or whenever the President is not a director.

      The Board is considering a possible increase in its number of directors for the purpose of adding additional areas of expertise to the Board. Any new directorships created would be filled in accordance with Florida law and the Company's Articles of Incorporation by the Board approving any new directors by a vote of 75% of the directors then in office.

      Members of the Board of Directors are required to be between 18 and 70 years of age; provided that (i) any director who is elected prior to becoming 70 years of age may complete his then current term as a director and (ii) any director serving as of January 10, 1998 who as of such date was older than 70 years of age or who has or will become older than 70 years of age during his then current term as a director will be eligible to serve one additional term as a director for the term commencing upon the termination of his then current term.

      At the Annual Meeting, four directors are to be elected to hold office until the 2003 Annual Meeting of Shareholders or until their successors are elected and qualified. The persons designated as nominees for election as directors are Richard J. Bagby, M.D., Robert O. Baratta, M.D., Louis C. Murray, M.D. and William R. Russell. Each of such nominees is currently a director of the Company.

      If, for any reason, any of the nominees is not a candidate when the election occurs, the enclosed Proxy may be voted for a substitute nominee. The Board of Directors does not anticipate that any nominee will not be a candidate. Further information regarding the nominees and the other directors is set forth below.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                              EACH OF THE NOMINEES.

                BOARD OF DIRECTORS OF FPIC INSURANCE GROUP, INC.

Nominees for Terms Expiring in 2003

      Richard J. Bagby, M.D., 59, is engaged in the private practice of diagnostic radiology in Orlando, Florida. Dr. Bagby has practiced medicine since 1972. Dr. Bagby is a Past-President of the Florida Medical Association ("FMA") and has served as a director of the Company since its formation in 1996. Dr. Bagby has also served as a director of the Company's subsidiary, Florida Physicians Insurance Company, Inc. ("FPIC"), since 1993.

      Robert O. Baratta, M.D., 59, is engaged in the private practice of ophthalmology in Stuart, Florida. Dr. Baratta has practiced medicine since 1973. He has served as a director of the Company since its formation in 1996, and has served as Chairman since July 1999. Dr. Baratta also served as a director of FPIC from 1993 to March 2000.

      Louis C. Murray, M.D., 75, is a family physician engaged in private practice in Orlando, Florida. Dr. Murray has practiced medicine since 1954. Dr. Murray is a Past-President of the FMA and has served as a director of the Company since its formation in 1996 and as a director of FPIC from 1988 to 1999.

      William R. Russell, 53, is the President and Chief Executive Officer of the Company. Mr. Russell has served as President, Chief Executive Officer and as a director of the Company since its formation in 1996. He has served as a director of FPIC since 1990. Mr. Russell also served as President and Chief Executive Officer of FPIC from 1990 to 1999 and since 1999 has served as Chief Executive Officer of FPIC.

Incumbent Directors Whose Terms Expire In 2002

      Gaston J. Acosta-Rua, M.D., 62, is a neurosurgeon engaged in private practice in Jacksonville, Florida. Dr. Acosta-Rua has practiced medicine since 1971. Dr. Acosta-Rua has served as a director of the Company since its formation in 1996 and served as Chairman of the Board from 1996 to 1997. Dr. Acosta-Rua has served as a director of FPIC since 1986 and served as Chairman of FPIC's Board of Directors from 1994 to 1997.

      Curtis E. Gause, D.D.S., 75, is a retired dentist who is President-Emeritus and consultant for a dental center in St. Petersburg, Florida. Dr. Gause practiced dentistry from 1954 to 1992. Dr. Gause, a Past-President of the Florida Dental Association (the "FDA"), has served as a director of the Company since its formation in 1996 and as a director of FPIC from 1993 to 1999.

      Guy T. Selander, M.D., 64, is a family physician engaged in private practice in Jacksonville, Florida. Dr. Selander has practiced medicine since 1964. Dr. Selander is a Past-President of the FMA and has served as a director of the Company since its formation in 1996 and as a director of FPIC since 1989. Dr. Selander served as Vice-Chairman of the Board of Directors of the Company from 1997 to 1999. Dr. Selander is currently Vice-Chairman of the Board of Directors of FPIC.

      David M. Shapiro, M.D., 46, is engaged in the private practice of anesthesiology in Ft. Myers, Florida. Dr. Shapiro has practiced medicine since 1986. Dr. Shapiro has served as a director of the Company and FPIC since 1996. Dr. Shapiro is currently Vice-Chairman of the Board of Directors of the Company.

      James G. White, M.D., 67, is engaged in the private practice of pediatric medicine in Ormond Beach, Florida. Dr. White has practiced medicine since 1966. Dr. White is a Past-President of the FMA and has served as a director of the Company since its formation in 1996 and as a director of FPIC since 1986. Dr. White served as Chairman of the Board of Directors of the Company from 1997 until 1999 and is currently Chairman of the Board of Directors of FPIC.

Incumbent Directors Whose Terms Expire In 2001

      James W. Bridges, M.D., 65, is engaged in the private practice of obstetrics and gynecology in Miami, Florida. Dr. Bridges has practiced medicine since 1967. Dr. Bridges has served as a director of the Company since its formation in 1996 and as a director of FPIC since 1985.

      D. L. Van Eldik, M.D., 71, is a retired family physician who formerly practiced in Lake Worth, Florida. Dr. Van Eldik practiced medicine from 1957 to 1998. Dr. Van Eldik is a Past-President of the FMA and has served as a director of the Company since its formation in 1996 and as a director of FPIC from 1988 to 1998.

      J. Stewart Hagen, M.D., 68, is a retired general surgeon who formerly practiced in Ft. Myers, Florida. Dr. Hagen practiced medicine from 1965 to 1996. Dr. Hagen has served as a director of the Company since its formation in 1996 and as a director of FPIC since 1988.

      Frank Moya, M.D., 71, is a retired anesthesiologist who formerly practiced in Miami, Florida. Dr. Moya practiced medicine from 1953 to 1997. Dr. Moya is a Co-Founder, Chairman of the Board of Directors and Chief Executive Officer of Anesthesiologists' Professional Assurance Company ("APAC"), a wholly owned subsidiary of the Company. Dr. Moya is a former Dean of the University of Miami School of Medicine and Chairman of the Department of Anesthesiology. Dr. Moya is also a Past-President of the American Society of Anesthesiologists. Dr. Moya has served as a director of the Company since 1998 and served as a director of FPIC from 1998 to 1999.

      Henry M. Yonge, M.D., 79, is a retired physician who specialized in internal medicine and formerly practiced in Pensacola, Florida. Dr. Yonge practiced medicine from 1952 to 1999. Dr. Yonge has served as a director of the Company since its formation in 1996 and served as a director of FPIC from 1985 to 1999. Dr. Yonge served as Chairman of FPIC's Board of Directors from 1988 to 1991.

                 PRINCIPAL SHAREHOLDERS AND SECURITIES OWNERSHIP
                                  OF MANAGEMENT

      According to the Company's stock transfer records, as of March 31, 2000, no shareholder owned five percent or more of the Company's outstanding shares of common stock.

      The following table sets forth the beneficial ownership of the Company's common stock, including stock options that have vested or are exercisable within 60 days of March 31, 2000, by each of the directors and nominees, each of the current executive officers named in the Summary Compensation Table and all of the Company's directors and executive officers as a group as of March 31, 2000.

                                                Shares             Percent of
      Name of Beneficial Owner (18)        Beneficially Owned      Ownership (1)
      -----------------------------        ------------------      ------------

      Gaston J. Acosta-Rua, M.D.               37,700   (2)             *
      Richard J. Bagby, M.D.                   37,250   (3)             *
      Robert O. Baratta, M.D.                  53,366   (4)             *
      James W. Bridges, M.D.                   29,000   (5)             *
      John R. Byers                            66,667   (6)             *
      Curtis E. Gause, D.D.S.                  10,333   (7)             *
      J. Stewart Hagen, M.D                    31,868   (8)             *
      Frank Moya, M.D.                        102,817   (9)             *
      Louis C. Murray, M.D.                    35,000  (10)             *
      William R. Russell                      167,537  (11)            1.6
      Guy T. Selander, M.D.                    31,200  (12)             *
      David M. Shapiro, M.D.                   29,000  (13)             *
      D.L. Van Eldik, M.D.                     12,000  (14)             *
      James G. White, M.D.                     32,050  (15)             *
      Henry M. Yonge, M.D.                     13,434  (16)             *
      Directors and Executive Officers
         as a Group (18 Persons)               727,545 (17)            7.0

----------

* Less than 1.0% of the Company's outstanding common stock.

(1) Based on an aggregate of (i) the number of shares of the Company's common stock outstanding at March 31, 2000 and (ii) options vested as of March 31, 2000 or that are exercisable within 60 days of March 31, 2000.

(2) Dr. Acosta-Rua disclaims beneficial ownership of 1,000 of these shares, which are owned by his wife. Dr. Acosta-Rua's beneficial ownership includes 25,000 shares that may be acquired upon the exercise of presently vested nonqualified options.

(3) Dr. Bagby's beneficial ownership includes 25,000 shares that may be acquired upon the exercise of presently vested nonqualified options.

(4) Dr. Baratta's beneficial ownership includes 25,000 shares that may be acquired upon the exercise of presently vested nonqualified options.

(5) Dr. Bridges' beneficial ownership includes 25,000 shares that may be acquired upon the exercise of presently vested nonqualified options.

(6) Mr. Byers' beneficial ownership includes 66,667 shares that may be acquired upon the exercise of presently vested options (63,355 nonqualified and 3,312 incentive stock options).

(7) Dr. Gause's beneficial ownership includes 8,334 shares that may be acquired upon the exercise of presently vested nonqualified options.

(8) Dr. Hagen's beneficial ownership includes 21,668 shares that may be acquired upon the exercise of presently vested nonqualified options.

(9) Dr. Moya's beneficial ownership includes 59,626 shares held by APAA Liquidating Trust, of which Dr. Moya is a trustee; 8,000 shares held by American Professional Assurance Ltd., of which Dr. Moya is Chairman of the Board of Directors; 3,000 shares held in a Limited Partnership, of which Dr. Moya is a partner; and 25,000 shares that may be acquired upon the exercise of presently vested nonqualified options.

(10) Dr. Murray disclaims beneficial ownership of 600 of these shares, which are owned by his children. Dr. Murray's beneficial ownership includes 25,000 shares that may be acquired upon the exercise of presently vested nonqualified options.

(11) Mr. Russell's beneficial ownership includes 11,088 shares held in the Company's 401(k) plan that are voted by the trustees of the plan, 3,116 shares held in the Company's Employee Stock Purchase Plan, and 153,333 shares that may be acquired upon the exercise of presently vested options (150,833 nonqualified and 2,500 incentive stock options).

(12) Dr. Selander disclaims beneficial ownership of 1,000 of these shares, which he transferred to grandchildren. Dr. Selander's beneficial ownership includes 25,000 shares that may be acquired upon the exercise of presently vested nonqualified options.

(13) Dr. Shapiro's beneficial ownership includes 20,000 shares that may be acquired upon the exercise of presently vested nonqualified options.

(14) Dr. Van Eldik's beneficial ownership includes 10,000 shares that may be acquired upon the exercise of presently vested nonqualified options.

(15) Dr. White's beneficial ownership includes 25,000 shares that may be acquired upon the exercise of presently vested nonqualified options.

(16) Dr. Yonge's beneficial ownership includes 13,334 shares that may be acquired upon the exercise of presently vested nonqualified options.

(17) Includes 32,427 shares held by all employees in the Company's 401(k) plan that are voted by the trustees of the plan and of which an aggregate of 11,810 shares are held in the plan in the name of certain of the Company's executive officers. Also includes disclaimed beneficial ownership of 3,200 of these shares that are owned by relatives of directors and executive officers.

(18) Steven R. Smith, former President and Chief Executive Officer of FPIC, and Robert B. Finch, former Executive Vice President and Chief Financial Officer of the Company, are not reported as beneficial owners due to their departure from the Company in August 1999. Steven M. Rosenbloom, former Senior Vice President of the Company, is not reported as a beneficial owner, as effective March 1999, Mr. Rosenbloom ceased to be an executive officer of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Executive officers, directors and persons who own more than ten percent of the Company's common stock are required by Section 16(a) of the Securities Exchange Act of 1934 and related regulations to:

      o File reports of their ownership and changes in ownership of common stock with the SEC and the NASDAQ National Market; and

      o     Furnish the Company with copies of the reports.

      Based solely on written representations from reporting persons and on our review of the Section 16(a) reports provided by those individuals, we believe that all filing requirements have been met, except as set forth below. Steven R. Coniglio, who became Acting Chief Financial Officer of the Company on August 22, 1999, filed his initial Form 3 on October 12, 1999; J. Stewart Hagen, a director, purchased shares of the Company on September 3, 1999, which were reported on a Form 4 on October 20, 1999; Louis C. Murray, a director, purchased shares of the Company on September 16, 1999, which were reported on a Form 4 on October 20, 1999 and Dr. Murray gifted 500 shares on June 18, 1999 and 100 shares on December 23, 1999, which will be reported on an amended Form 5. David
L. Rader, who became President and Chief Operating Officer of FPIC on September 11, 1999, filed his initial Form 3 on October 8, 1999; Kim D. Thorpe, who became Executive Vice President and Chief Financial Officer on November 6, 1999, filed his initial Form 3 on December 2, 1999 and one transaction, inadvertently omitted from that report, was reported by amendment as soon as the omission was identified; and James G. White, a director, purchased shares of the Company on November 12, 1999, which were reported on a Form 4 on January 4, 2000.

                       MEETINGS OF THE BOARD OF DIRECTORS

      During 1999, the Board of Directors held twelve meetings. All current Directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served.

      The members of the Executive Committee of the Board of Directors are Mr. Russell and Drs. Baratta (Chairman), Hagen, Selander, Shapiro and White. This committee may exercise the powers of the Board of Directors whenever the Chairman of the Company's Board of Directors has determined that it is not practical for the full Board of Directors to meet and action is required to be taken on matters that the Chairman determines to be of an urgent nature. The Executive Committee met one time during 1999.

      The members of the Nominating Committee of the Board of Directors are Drs. Baratta (Chairman), Bagby, Moya, Shapiro, White and Yonge. During 1999, this Committee had the responsibility for recommending qualified candidates to fill vacancies on the Board of Directors. The Nominating Committee met one time during 1999. Beginning March 2000, the Nominating Committee was renamed the Board Governance Committee and its responsibilities were expanded to include: determination of remuneration of Board members; oversight of the Director Stock Option Plan; and development and implementation of a method of evaluating the Company's Board, its Committees, and the Company's Chief Executive Officer.

      The members of the Budget and Compensation Committee of the Board of Directors are Drs. Acosta-Rua, Bagby, Hagen, Selander (Chairman), Shapiro and Van Eldik. During 1999, this Committee reviewed and determined the compensation of the Company's executive officers and directors, and administered the Company's stock option and benefit plans. The Budget and Compensation Committee met two times during 1999. Beginning March 2000, determination of remuneration of directors and oversight of the Company's Director Stock Option Plan became the responsibility of the Board Governance Committee.

      The members of the Audit Committee of the Board of Directors are Drs. Acosta-Rua (Chairman), Bridges, Moya, Murray and Selander. This committee recommends selection of the Company's independent accountants to audit the Company's consolidated financial statements and to perform professional services related to the audit. The committee reviews the scope and results of such audit and reviews the scope and results of procedures performed with respect to systems of internal controls and accounting policies and procedures. The Audit Committee met three times during 1999. Pursuant to the 1999 recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees and the recently adopted rules of the Securities and Exchange Commission and the NASD, the Audit Committee recommended to the Board a new Audit Committee charter, which was approved by the Board at its March 2000 meeting. The newly adopted charter complies with the new rules that are designed to improve disclosure related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies.

      The members of the Investment Committee of the Board of Directors are Drs. Acosta-Rua, Bridges, Gause, Hagen (Chairman), Moya, and Murray. The committee oversees the

Company's investment policy with respect to portfolio investments and approves portfolio investments. The Investment Committee met five times during 1999.

      The members of the Bylaws Committee of the Board of Directors are Drs. Gause, Murray, Van Eldik, and Yonge (Chairman). This committee interprets the Company's Bylaws if questions arise and reviews the Bylaws from time to time to determine if changes are appropriate for legal or operational purposes. The Bylaws Committee met two times during 1999.

                             DIRECTORS' COMPENSATION

      Through October 1999, members of the Board of Directors received annual compensation in two components - a quarterly fee, and a fee for each meeting attended. The Chairman received a quarterly fee of $7,500, the Vice Chairman a quarterly fee of $6,000, and the other members a quarterly fee of $4,500. Each director received a fee of $800 for each day they attended Committee or Board meetings. Mr. Russell, an employee of the Company, received no directors' fees. Dr. Moya, an officer of Anesthesiologists' Professional Assurance Company, a wholly owned subsidiary of the Company, received only the daily fee for each Committee and Board meeting attended. Commencing November 1999, the method of director compensation was changed, based on recommendations from an outside compensation consultant and the Company's Budget and Compensation Committee and approval of the Board, pursuant to which each director, other than Mr. Russell, receives (i) an annual fee of $25,000 (subject to reduction as determined by the Board in the event a director is absent from more than 25% of the Board meetings during any calendar year), with the Chairman receiving an additional $12,000 and the Vice Chairman receiving an additional $6,000, and (ii) annual grants of 5,000 options each issued pursuant to the Company's Director Stock Option Plan (with an exercise price equal to the market price of the Company's common stock on the date of grant and pro rata vesting over a three-year period), with the first grant of 5,000 options to each outside director being made on November 6, 1999, and subsequent annual grants being made as of the date of each subsequent annual shareholders' meeting. In addition, each director received during 1999, and will continue to receive under the new plan, reimbursement for reasonable expenses incurred for attendance at meetings.

      In addition, under the Director Stock Option Plan, each new board member who is not an employee of the Company receives an initial grant of nonqualified options to purchase 5,000 shares of the Company's common stock. Such options are granted on the date the person first becomes a director of the Company and have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. The Director Stock Option Plan gives the Board of Directors the ability to make additional grants to members of the Board of Directors from time to time at its discretion.

      During 1999, the Company offered a Stock Purchase Incentive Program ("the Program") to its directors to encourage their ownership of the Company's stock. Under the Program, directors who purchased shares of the Company's common stock during the term of the Program were granted matching nonqualified stock options on a one-for-one basis, up to a maximum of 5,000 options per director. The Program began July 1, 1999 and terminated April 28, 2000. For transactions prior to November 6, 1999, the per share exercise price of options granted under the Program equaled the per share closing market price of the Company's common stock on November 6, 1999; and for transactions on or after November 6, 1999 and until the end of the

Program, the per share exercise price equaled the per share closing price of the Company's common stock on the date of the transaction. Options granted under the Program will vest in three equal annual installments commencing on the one-year anniversary of their grant. Options under the Program were granted under the Director Stock Option Plan.

      The Company also offers directors a nonqualified deferred compensation plan. Under this plan, directors may defer into the plan all or a portion of their directors' fees. Deferred fees will be paid, as adjusted for investment gains or losses, at such time in the future as specified by the participating director.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth information concerning the compensation of the principal executive officer and the four other most highly compensated executive officers during 1999.

                                                                                                     Long-Term
                                                                Annual Compensation                 Compensation
                                                -----------------------------------------------    ---------------
                                                                                                     Securities        All Other
                                                                                 Other Annual        Underlying       Compensation
 Name and Principal Position      Fiscal Year       Salary ($) (1)    Bonus ($)  Compensation        Options (#)           ($)
------------------------------    -----------   ------------------  -----------  --------------    ---------------   -------------
William R. Russell                   1999              500,000         172,260        --               160,000           29,869 (2)
President and Chief                  1998              269,555         225,000        --                    --           29,712
Executive Officer                    1997              245,050         110,272        --                60,000           29,629
----------------------------------------------------------------------------------------------------------------------------------

John R. Byers                        1999              350,000         100,485        --                60,000           24,125 (4)
Chief Operating Officer,             1998                   --              --        --               100,000               --
General Counsel and Secretary (3)    1997                   --              --        --                    --               --
----------------------------------------------------------------------------------------------------------------------------------

Steven R. Smith                      1999              240,000 (5)          --        --                45,000 (5)      870,214 (6)
President and Chief Executive        1998              207,304          77,739        --                    --           27,410
Officer of FPIC                      1997              191,948          71,980        --                50,000           27,410
----------------------------------------------------------------------------------------------------------------------------------

Robert B. Finch                      1999              233,333 (7)          --        --                80,000 (7)      852,163 (8)
Executive Vice President and         1998              159,000         105,000        --                    --           24,900
Chief  Financial Officer             1997              150,000          45,000        --                40,000           23,587
----------------------------------------------------------------------------------------------------------------------------------

Steven M. Rosenbloom                 1999              186,575          42,853        --                22,500           26,350 (10)
Senior Vice President and            1998              179,399          53,820        --                    --           26,378
Chief Investment Officer of FPIC (9) 1997              174,174          52,252        --                40,000           26,615
---------------------------------------------------------------------------------------------------------------------------------

(1) Includes compensation amounts earned during the fiscal year but deferred under the Company's 401(k) plan and benefits set aside pursuant to the Company's nonqualified deferred compensation plan (Mr. Russell $1,875; Mr. Smith $1,875; Mr. Byers $1,875; Mr. Finch $1,875; and Mr. Rosenbloom $1,875.)

(2) Includes the Company's contributions to the profit sharing plan of $16,000, the Company's matching contributions for the 401(k) plan of $4,000, contributions from the Company pursuant to the Company's nonqualified deferred compensation plan of $4,125, and $5,744 for the cost of an excess disability insurance policy.

(3) Mr. Byers, age 45, became Executive Vice President and General Counsel of the Company in January 1999. In May 1999, Mr. Byers became Secretary of the Company and in June 1999, Mr. Byers was elected Chief Operating Officer. Mr. Byers is a corporate/securities attorney with over twenty years of experience. For ten years prior to joining the Company, Mr. Byers served as a partner with the law firm LeBoeuf, Lamb, Greene & MacRae, L.L.P.

(4) Includes the Company's contributions to the profit sharing plan of $16,000, the Company's matching contributions for the 401(k) plan of $4,000, and contributions from the Company pursuant to the Company's nonqualified deferred compensation plan of $4,125.

(5) Mr. Smith departed the Company in August 1999. Mr. Smith's salary is reported through his departure date. Mr. Smith's departure from the Company resulted in the forfeiture of 45,000 unvested options.

(6) Includes approximately $858,804 in salary and benefits due Mr. Smith under the terms of his Employment Agreement. Of this amount, $122,514 was paid during 1999 and $736,290 was accrued during 1999 and will be paid in increments through December 31, 2001. The terms of Mr. Smith's Employment Agreement are discussed under the heading "Employment Agreements and Severance Agreements" on page 16. Also includes the Company's matching contributions for the 401(k) plan of $4,000, contributions from the Company pursuant to the Company's nonqualified deferred compensation plan of $4,125, and $3,285 for the cost of an excess disability insurance policy.

(7) Mr. Finch departed the Company in August 1999. Mr. Finch's salary is reported through his departure date. Mr. Finch's departure from the Company resulted in the forfeiture of 80,000 unvested options.

(8) Includes approximately $844,038 in salary and benefits due Mr. Finch under the terms of his Employment Agreement. Of this amount, $116,667 was paid during 1999 and $727,371 was accrued during 1999 and will be paid in increments through December 31, 2001. The terms of Mr. Finch's Employment Agreement are discussed under the heading "Employment Agreements and Severance Agreements" on page 16. Also includes the Company's matching contributions for the 401(k) plan of $4,000, and contributions from the Company pursuant to the Company's nonqualified deferred compensation plan of $4,125.

(9) Mr. Rosenbloom, age 49, has served as an officer of FPIC for four years and was an officer of the Company from its inception until March 1999.

(10) Includes the Company's contributions to the profit sharing plan of $16,000, the Company's matching contributions for the 401(k) plan of $4,000, contributions from the Company pursuant to the Company's nonqualified deferred compensation plan of $4,125, and $2,225 for the cost of an excess disability insurance policy.

      Option Grants in 1999. The following table contains information concerning stock option grants during 1999 to the Company's Chief Executive Officer and to the Company's other four most highly compensated executive officers:

                                                                               Potential Realizable Value at Assumed Annual Rates of
                                                                                    Stock Price Appreciation for Option Term (1)
                                                                               -----------------------------------------------------

                                 Individual Grants                                          5%                       10%
------------------------------------------------------------------------------------------------------------------------------------

                        Number of   % of Total
                        Securities   Options     Exercise    Market
                        Underlying  Granted to   or Base    Price on
                         Options     Employees    Price     Date of    Expiration    Stock    Dollar Gain   Stock Price  Dollar Gain
     Name               Granted (#)   in 1999     ($/Sh)    Grant ($)     Date     Price ($)      ($)           ($)          ($)
------------------------------------------------------------------------------------------------------------------------------------
                         100,000        19.9    $  40.00   $  40.00     3/27/09    $  65.16   $ 2,516,000    $   103.76  $ 6,376,000
William R. Russell        60,000        11.9       14.63      14.63     9/11/09       23.84       552,600         37.95    1,399,200
------------------------------------------------------------------------------------------------------------------------------------

John R. Byers             60,000        11.9       14.63      14.63     9/11/09       23.84       552,600         37.95    1,399,200
------------------------------------------------------------------------------------------------------------------------------------

Steven R. Smith           45,000 (2)     9.0       40.00      40.00     3/27/09          --            --            --           --
------------------------------------------------------------------------------------------------------------------------------------

Robert B. Finch           80,000 (3)    15.9       40.00      40.00     3/27/09          --            --            --           --
------------------------------------------------------------------------------------------------------------------------------------

Steven M. Rosenbloom      22,500         4.5       40.00      40.00     3/27/09       65.16       556,100        103.76    1,434,600
------------------------------------------------------------------------------------------------------------------------------------

(1) The Potential Realizable Values are calculated based on the fair market value of the Company's common stock on the date of grant, which is equal to the exercise price of options granted in fiscal 1999, assuming that the stock appreciates in value from the date of grant until the end of the option term at the annual rate specified (5% and 10%). Potential Realizable Values are net of the option exercise price. The assumed rates of appreciation are specified in rules of the Securities and Exchange Commission, and do not represent the Company's estimate or projection of its future stock price. Actual gains, if any, resulting from stock option exercises and common stock holdings are dependent on the future performance of the Company's common stock, overall stock market conditions, and the option holder's continued employment through the exercise/vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

(2) As a result of Mr. Smith's departure from the Company in August 1999, 45,000 unvested options were forfeited.

(3) As a result of Mr. Finch's departure from the Company in August 1999, 80,000 unvested options were forfeited.

      Option Exercises. The following table shows stock option exercises during 1999 by the Company's Chief Executive Officer and by the Company's other four most highly compensated executive officers.

                       Option Exercises in Fiscal 1999 and
                       1999 Fiscal Year-End Option Values

                                                      Number of Securities          Value of Unexercised
                                                 Underlying Unexercised Options         In-The-Money
                                                           at 12/31/99              Options at 12/31/99 (1)
                                                 -----------------------------------------------------------

                        Shares          ($)
                       Acquired        Value                                          ($)           ($)
  Name               Upon Exercise   Realized (2)  Exercisable  Unexercisable     Exercisable  Unexercisable
------------------------------------------------------------------------------------------------------------
William R. Russell      60,000 (3)  2,245,900 (3,4)  120,000       160,000          454,650       123,450

------------------------------------------------------------------------------------------------------------

John R. Byers               --             --         66,667        93,333               --       123,450

------------------------------------------------------------------------------------------------------------

Steven R. Smith         62,000      1,275,928         73,000            -- (5)      194,753            --

------------------------------------------------------------------------------------------------------------

Robert B. Finch         30,000        276,106         65,000            -- (6)      211,688            --

------------------------------------------------------------------------------------------------------------

Steven M. Rosenbloom    13,500        366,713         91,500        22,500          384,457            --

------------------------------------------------------------------------------------------------------------

(1) Options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the option. The Value of Unexercised In-The-Money Options represents the difference between the exercise price of unexercised options and the closing market price of $16.6875 on December 31, 1999, of the Company's common stock. The actual value of unexercised options fluctuates with market activity.

(2) Value Realized is calculated by determining the difference between the exercise price of the options exercised and the fair market value of the securities underlying the options, represented by the sales price of such shares immediately sold upon exercise.

(3) Exercised at the direction of Mr. Russell's former spouse and then transferred to his former spouse pursuant to a Domestic Relations Order. Any value realized upon disposition of underlying shares will accrue to Mr. Russell's former spouse as the owner of such shares.

(4) Because Mr. Russell transferred, rather than sold, the shares acquired upon exercise, value realized has been calculated by determining the difference between the exercise price of the options and the closing market price of the Company's common stock, as a fair market value could not be determined from a sales price.

(5) As a result of Mr. Smith's departure from the Company in August 1999, 45,000 unvested options were forfeited.

(6) As a result of Mr. Finch's departure from the Company in August 1999, 80,000 unvested options were forfeited.

Retirement Plans

      The following table sets forth the maximum annual benefits payable in the form of a straight life annuity under the Company's qualified defined benefit plan (the "Retirement Plan") and, if eligible, the Company's Excess Benefit Plan (the "Excess Benefit Plan") to an officer or employee retiring at age 65 with the specified combination of final average compensation (the average of the five consecutive years of compensation that give the highest average out of the ten latest years) and years of credited service. The benefit accrual rate is higher for compensation in excess of the compensation covered by Social Security than for compensation covered by Social Security. The amounts shown in the Pension Plan Table attributable to the Retirement Plan and Excess Benefit Plan, if applicable, were calculated using Social Security covered compensation levels based upon the average age of two executives and have been calculated without reflection of the current limit of $170,000 on includible compensation. Messrs. Russell and Byers are covered by the Retirement Plan, but not the Excess Benefit Plan. As of December 31, 1999, the credited full Years of Service under the Retirement Plan of the following officers were as follows: Mr. Russell -- eleven years; and Mr. Byers - one year. Generally, compensation for purposes of the Retirement Plan and the Excess Benefit Plan includes salary and annual bonus, as reported in the Summary Compensation Table, as well as compensation that is contributed by the Company pursuant to a salary reduction agreement and that is not currently includible in the individual's gross income by reason of the application of certain provisions of the Internal Revenue Code of 1986, as amended (the "Code").

                               PENSION PLAN TABLE

                                              Years of Service
                                -------------------------------------------
  Average Compensation                5              10             15
------------------------        ------------    ------------   ------------

     $   200,000                $   11,855         23,710         35,565

         300,000                    18,855         37,710         56,565

         400,000                    25,855         51,710         77,565

         500,000                    32,855         65,710         98,565

         600,000                    39,855         79,710        119,565

         700,000                    46,855         93,710        140,565

         800,000                    53,855        107,710        161,565

         900,000                    60,855        121,710        182,565

      The Retirement Plan is a funded, tax-qualified, non-contributory plan that covers substantially all of the Company's employees including executive officers. For the year ending December 31, 2000, the annual retirement benefit payable under the Retirement Plan is limited by Federal Law to $135,000 and the maximum covered compensation is limited to $170,000. The total number of years of service that may be taken into consideration under the Retirement Plan is limited to fifteen. Optional forms of payment available under the Retirement Plan or a benefit commencement date prior to age sixty-five may result in substantially reduced payments to any employee electing such an option.

      The Excess Benefit Plan provides a means of equalizing the benefits of those employees participating in the Retirement Plan, other than those individuals covered under the SERP, whose funded benefits under the Retirement Plan are or will be limited by the application of ERISA, the Code, or any applicable law or regulation. The Excess Benefit Plan is a nonqualified plan and benefits payable under the Excess Benefit Plan are not funded and are payable out of the Company's general funds.

      The SERP is an unfunded nonqualified plan. The SERP provides Messrs. Russell and Byers, who have been selected by the Compensation Committee, with income at retirement. A participant in the SERP is eligible to retire and receive a retirement benefit beginning on the earlier of such participant's (i) early retirement date, (ii) disability retirement date or (iii) normal retirement date. The retirement benefit at the normal retirement date equals 60% of pre-retirement compensation (averaged over the highest three consecutive years of service), less Retirement Plan and all predecessor plans' benefits and Social Security benefits. Compensation for purposes of the SERP includes the salary of a participant as reported in the Summary Compensation Table, but does not include bonuses. The early retirement benefit equals the retirement benefit at the normal retirement date times the percentage of benefits vested, reduced by an early retirement factor for each month a participant's early retirement date occurs prior to such participant's normal retirement date. A participant terminating employment due to a permanent and total disability will be eligible for a disability retirement benefit equal to 60% of pre-retirement compensation, less Retirement Plan and all predecessor plans' benefits and Social Security benefits. In the event of the participant's death prior to retirement, such participant's surviving spouse will be eligible to receive a death benefit equal to 50% of the retirement benefit the participant would otherwise have been eligible to receive. Benefits attributable to the SERP are subject to reduction for Social Security benefits received by participants. The estimated annual retirement benefits for Messrs. Russell and Byers were calculated using 1999 base salary; Social Security benefits were based on the maximum benefits payable for an individual retiring at age sixty-five in 1999; and Retirement Plan benefits were based on 1999 base salary, including bonuses, assuming fifteen years of service. The estimated annual retirement benefit from the SERP on December 31, 1999 is $72,803 for Mr. Russell and $7,833 for Mr. Byers.

      The Company's qualified defined contribution plan has two parts. In the first part, the Company contributes 10% of each participant's compensation for the plan year. In the second part, the Company allows employees to contribute up to 5% of their compensation earned during the plan year, of which up to 2.5% is matched 100% by the Company.

      The Company also offers certain key employees selected by the Board of Directors a nonqualified deferred compensation plan. Messrs. Russell and Byers participate in this plan. In this plan, key employees may defer into the plan all or a portion of their compensation. In addition, the Company, at the discretion of the Board of Directors, may match the contributions made by key employees and may also make discretionary incentive contributions for key employees. Participants' account balances generally will be paid, as adjusted for investment gains or losses, following termination of employment. Company contributions for 1999 were $4,125 for Mr. Russell and $4,125 for Mr. Byers.

Employment Agreements And Severance Agreements

      The Company has entered into employment agreements (the "Employment Agreements") with Messrs. Russell and Byers and with Kim D. Thorpe, the Company's Chief Financial Officer. The Employment Agreements provide for a minimum annual salary and the opportunity for annual salary increases, incentive compensation and other compensation and perquisites as approved by the Board of Directors. Messrs. Russell's and Byers' Employment Agreements are for a term of three years and may be extended for an additional year by the Board of Directors prior to the end of each year. Mr. Thorpe's Employment Agreement is for a term of two years and also may be extended for an additional year by the Board of Directors prior to the end of each year. If the Board of Directors does not extend the Employment Agreements by the end of any year, Messrs. Russell, Byers and Thorpe may terminate their respective employment by providing at least 90 days' written notice of such termination. Upon such termination, Messrs. Russell, Byers and Thorpe would continue to receive their respective annual salary and benefits for the remaining term of their respective Employment Agreements, or until commencing work for a competing company. Under the Employment Agreements, Mr. Russell's minimum annual salary for 2000 is $500,000, Mr. Byers' minimum annual salary for 2000 is $380,000, and Mr. Thorpe's minimum annual salary for 2000 is $260,000. Each of Messrs. Russell, Byers or Thorpe may also terminate their respective employment in the event of a constructive discharge and continue to receive their respective annual salary and benefits for the remaining term of their Employment Agreements. Messrs. Smith and Finch departed from the Company in August 1999. Each of Messrs. Smith and Finch held three-year Employment Agreements, with approximately two years and four months remaining under the Agreements at the time of their departure from the Company. Accordingly, the Company recorded a one-time charge to earnings during the third quarter of 1999 of approximately $1.75 million for payment of benefits due Mr. Smith and Mr. Finch under their employment contracts. Payments under the Employment Agreements are not limited to the maximum amount that would avoid the excise tax imposed by Code Section 4999.

      The Company has entered into severance agreements (the "Severance Agreements") with Messrs. Russell, Byers, Rosenbloom and Thorpe. The Severance Agreements, which apply in the case of a change of control of the Company, provide that if at any time during the coverage period, as defined under the Severance Agreements, the employment of an individual covered under the Severance Agreements is terminated by the Company for any reason other than cause, death or disability, or by such individual in the event of a constructive discharge, the Company will pay severance in a lump sum cash amount equal to three times the sum of such individual's (i) annual salary and (ii) the greater of the target bonus opportunity for the current calendar year or the average of the annual bonuses for the three prior calendar years. Payments under the Severance Agreements are limited to the maximum amount that would not trigger the excise tax imposed by Code Section 4999.

      If Messrs. Russell, Byers and Thorpe are entitled to receive benefits under both their Employment Agreements and their Severance Agreements, then each will be permitted to select and receive benefits under either his Employment Agreement or his Severance Agreement, but not benefits from both the Employment Agreement and the Severance Agreement.

Compensation Committee Interlocks And Insider Participation

      During fiscal year 1999, no executive officer of the Company served as a director of or as a member of the compensation or equivalent committee of any other entity, one of whose executive officers served on the Board of Directors' Compensation Committee or otherwise as a member of the Board of Directors.

      Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporated future filings, including this Proxy Statement, in whole or in part, the following sections titled "Report on Executive Compensation" and "Stock Performance" shall not be incorporated by reference into any such filings.

                        REPORT ON EXECUTIVE COMPENSATION

      General. The Board of Directors believes the Company has implemented an executive compensation policy that serves to retain, motivate and reward management while aligning management's interests closely with those of the Company and its shareholders. The Company's compensation policies reflect the advice of an independent executive compensation consultant who is retained from time to time to review the Company's compensation practices.

      The Company's executive compensation policy has the following components: base salary, annual bonus, long-term compensation and retirement and disability benefits. Each component is designed in relation to the other components to offer management competitive remuneration and incentives to enhance shareholder value.

      Each year the Compensation Committee reviews executive compensation to ensure that such compensation programs are aligned with the Company's long and short-term performance goals and objectives. The Compensation Committee will also consider, as part of this review, any changes in laws and regulations governing compensation programs and will often seek advice from counsel and other independent third parties.

      The base salary for executives is established at a level that the Compensation Committee believes is both appropriate and consistent within the industry and relative to other peer companies. For 1999, the base salaries of executive officers named in the Summary Compensation Table ranged from 74% to 100% of their total annual cash compensation (base salary plus bonus). There are many criteria used in determining the appropriate executive salary level including, but not limited to, contribution to performance, scope of responsibility, productivity, expense and risk control, management development and strategic planning.

      The Company's bonus program provides for the establishment of a bonus pool as a direct incentive for all employees to improve financial results of the Company. This bonus program is assessed through a formal evaluation of overall Company performance, which includes, but is not limited to, meeting specific targets for increases in 1) operating profit, 2) return on equity and, 3) premium growth, as well as a subjective evaluation of each employee in the areas of, among others, quality of work, reliability, initiative and creativity. The maximum formula bonus for all employees was determined as a percentage, ranging from 6% to 45% of base salary. For the President and Chief Executive Officer, the maximum bonus award, as a percentage of base salary, is 45%. Based on the Company's financial performance in 1999, actual bonus percentages for the year ranged from 5% to 35% of base salary.

      Long-term compensation for executives is designed to motivate and reward the creation of long-term shareholder value by linking executive compensation with gains realized by shareholders. Through the Company's Omnibus Incentive Plan, the Company grants from time to time stock options to the Company's executives and other employees. The Company also offers an Employee Stock Purchase Plan and an option under its 401(k) plan for the Company's executives and other employees to purchase the Company's common stock.

      During 2000, the Company offered a Stock Purchase Incentive Program ("the Program") to eligible employees, including executive officers, to encourage ownership of the Company's stock. Under the Program, employees who purchased shares of the Company's common stock in the open market during the term of the Program were granted matching nonqualified stock options on a one-for-one basis, up to the maximum of 5,000 options per employee. The Program began January 22, 2000 and ended April 28, 2000. Option grants under the Program were made as of May 1, 2000 at a per share exercise price equal to the per share closing market price of the

Company's common stock as of May 1, 2000. Options granted under the Program will vest in three equal annual installments commencing on the one-year anniversary of their grant. Options under this Program were granted under the Omnibus Incentive Plan.

      Also included in the Company's overall compensation package for its executive officers are various employee benefits, including retirement and disability benefits. Generally, the benefits offered to such persons serve a different purpose than do the other components of compensation. In general, these benefits provide protection against financial loss that can result from illness, disability or death. Benefits offered to executive officers are mainly those that are offered to the Company's other employees, with some variation primarily to promote tax efficiency and replacement of benefit opportunities lost due to regulatory limits.

      Deductibility of Executive Compensation. Section 162(m) of the Code limits the Company's ability to deduct, for federal income tax purposes, certain compensation in excess of $1 million per year paid to individual officers named in the Summary Compensation Table unless such compensation is "performance-based." The determination of whether compensation is performance-based depends upon a number of factors, including shareholder approval of the plan under which the compensation is paid, the exercise price at which options or similar awards are granted, the disclosure to and approval by the shareholders of applicable performance standards, the composition of the Compensation Committee, and certification by the Compensation Committee that performance standards were satisfied. The amount of compensation paid to each of the named officers during fiscal 1999 was less than $1 million. It is possible for the Company to compensate or make awards under the Omnibus Incentive Plan that may either qualify or not qualify as performance-based compensation deductible under Section 162(m). The Compensation Committee, in structuring compensation programs for its top executive officers, intends to give strong consideration to the deductibility of awards.

      This report is submitted by the members of the Compensation Committee: Dr. Selander, Chairman, and Drs. Acosta-Rua, Bagby, Hagen, Shapiro and Van Eldik.

                                STOCK PERFORMANCE

      The following graph compares the cumulative total return for the Company's common stock, the Russell 2000 index and a peer group comprised of MMI Companies, Inc., Frontier Insurance Group, Inc., Medical Assurance, Inc., Professionals Group, Inc. and St. Paul Companies for the period August 1, 1996 (first day of public trading of the Company's common stock on the Nasdaq National Market) through December 31, 1999. The graph assumes an investment on August 1, 1996 of $100 in each of the Company's common stock, the stocks comprising the Russell 2000 index and the common stocks of the peer group companies. The graph further assumes that all paid dividends were reinvested. The peer group and the Russell 2000 index are weighted by market capitalization. The calculations for the information below were prepared by SNL Securities, LC of Charlottesville, Virginia.

                        [TOTAL RETURN PERFORMANCE GRAPH]

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Pursuant to the bylaws of FPIC, a subsidiary of the Company, the FMA recommends to FPIC's Board of Directors three nominees for FPIC's Board of Directors each year. Current directors of the Company that were recommended for their current terms on FPIC's Board of Directors by the FMA are Drs. Bagby and Shapiro. Dr. Shapiro is a non-voting member of the FMA's Board of Governors. In addition, Terence P. McCoy, M.D., a director of FPIC, was also recommended by the FMA. Dr. McCoy, a physician specializing in family practice, is a voting member of the FMA Board of Governors.

      The FMA and FPIC are parties to an Endorsement Agreement pursuant to which the FMA endorses FPIC and cooperates with FPIC's marketing efforts. Under such agreement, FPIC pays the FMA a minimum of $750,000 per year with such amount increasing if certain premium or revenue targets are met by FPIC or its affiliates.

      Pursuant to FPIC's bylaws, the FDA recommends to FPIC's Board of Directors a nominee for FPIC's Board of Directors each year. H. Raymond Klein, D.D.S., a practicing pediatric dentist, presently serves as the FDA's recommended nominee on FPIC's Board of Directors. The FDA has an insurance agency that receives commissions from FPIC.

      In connection with the acquisition of Anesthesiologists' Professional Assurance Company ("APAC") by the Company, the Company, APAC and APA Management, Inc. ("APAM"), an affiliate of Frank Moya, M.D., a director of the Company, entered into a Management Agreement pursuant to which APAM manages APAC's business (the "Management Agreement"). Under the APAC acquisition agreement, the Company agreed to cause Dr. Moya or another person designated by APAM to be appointed to the Company's and FPIC's Boards of Directors so long as the Management Agreement remains in effect. Dr. Moya is APAM's current designee to the Company's Board of Directors and Elizabeth Moya, who is Dr. Moya's daughter and is a practicing attorney and an officer and director of APAC, is APAM's current designee to FPIC's Board of Directors.

      All of the members of the Company's Board of Directors other than Mr. Russell are also policyholders of FPIC or FPIC's other insurance company affiliates and as such may experience claims from time to time in the usual course of business that may require coverage under their policies that FPIC or FPIC's other insurance company affiliates would provide to any policyholder.

            PROPOSAL 2 - AMENDMENT TO THE DIRECTOR STOCK OPTION PLAN

      The Company's Director Stock Option Plan (the "Plan") was adopted in 1996 to provide the Company's non-employee directors an incentive to contribute materially to expanding and improving the Company's profits, to aid in attracting and retaining directors of outstanding ability, and to encourage ownership of shares by directors.

      The Director Stock Option Plan currently provides that a non-employee director will receive nonqualified options for 5,000 shares when such director initially joins the Company's Board of Directors. Subsequent options will be granted on an annual basis and additional options may be granted to directors from time to time at the discretion of the Board of Directors. Under the Director Stock Option Plan, options vest at the rate determined by the Board of Directors, provided that no option may vest prior to six months or after the tenth anniversary of the date of grant.

      The Board of Directors of the Company has adopted a resolution approving and recommending to the Company's shareholders for their approval an amendment to increase the number of shares of the Company's common stock issuable under the Director Stock Option Plan to 630,000 shares from 430,000 shares.

      The Director Stock Option Plan as it is proposed to be amended is set forth in Exhibit A to this Proxy Statement. If the amendment is adopted, it will become effective immediately.

Reasons for the Proposed Amendment

      The increase in the number of shares authorized for issuance under the Director Stock Option Plan is sought because only approximately 17,800 authorized shares remain available to be issued under the plan. The Board of Directors believes that the ability to grant stock options allows the Company to attract and retain the services of experienced and knowledgeable independent directors and provides an additional incentive for such directors to work for the benefit of the Company and its shareholders.

      The Board of Directors believes that it is desirable to continue providing incentives to the Company's directors and therefore recommends that the shareholders approve the amendment to the Director Stock Option Plan.

The Plan

      Administration. The Director Stock Option Plan is administered by the Director Stock Option Plan Committee (the "DSOP Committee"), which is the Board Governance Committee of the Board of Directors.

      Awards. A director receives options to purchase shares on the date on which such individual first becomes a director. The options granted at such time are for 5,000 shares with an option price equal to the fair market value of such shares on the date of grant. Directors also may be granted additional options from time to time. Each of the Company's directors, other than Mr. Russell, is eligible to participate in the plan.

      Transferability, Term and Vesting. The Director Stock Option Plan, as previously amended, allows options to be transferred by the optionee during his or her lifetime to any member of his or her immediate family or to a trust established for the exclusive benefit of one or more members of his or her immediate family or to a former spouse pursuant to a domestic relations order.

      In general, the Director Stock Option Plan, as previously amended, provides an option will terminate upon the earlier of:

      (i)   the exercise of the option;

      (ii)  the expiration date of the option by its terms; or

      (iii) no more than two years following the date of termination of service as a director.

      No option may be granted ten years after the effective date of the Plan. Grants under the Plan may vest anywhere between six months and ten years as determined by the DSOP Committee at the time of grant.

      Amendment and Termination. The Board of Directors may amend the Director Stock Option Plan, without shareholder approval, at any time in any respect, unless shareholder approval of the amendment in question is required under Florida law, the Code, any exemption from Section 16 of the Securities Exchange Act of 1934, as amended, any national securities exchange system on which the Company's shares are then listed or reported, by any regulatory body having jurisdiction with respect to the Director Stock Option Plan, or any other applicable laws, rules or regulations. No amendment to the Director Stock Option Plan may alter or impair any option previously granted under the Plan without the consent of the holders thereof.

      The Director Stock Option Plan may be terminated at any time by the Board of Directors.

      Number of Shares. A total of 430,000 shares have previously been authorized for issuance pursuant to the Director Stock Option Plan. Options for 412,200 of the 430,000 shares have been previously granted. If the shareholders approve the proposed amendment to the Director Stock Option Plan, a total of 630,000 shares will be authorized for issuance. The exercise prices for options granted under the Director Stock Option Plan range from $8.22 to $48.0625 per share and with expiration dates ranging from January 29, 2006 to January 30, 2010. On April 14, 2000, the closing market price for the Company's common stock was $15.9375 per share.

      The maximum number of shares that may be sold pursuant to the Director Stock Option Plan, as well as the number of shares that may be purchased pursuant to the exercise of any option outstanding thereunder, may be equitably adjusted by the DSOP Committee in the event of a stock split, stock dividend, recapitalization, merger, consolidation, combination or similar events.

      Federal Tax Consequences. The stock options granted under the Director Stock Option Plan are nonqualified stock options. Non-employee directors recognize no taxable income at the time of grant. Upon the exercise of nonqualified stock options, non-employee directors recognize ordinary income and the Company is entitled to a deduction equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Non-employee directors recognize as capital gain or loss any subsequent profit or loss realized on the sale or exchange of any shares disposed of or sold. The income, estate and gift tax consequences of options that have been transferred are described under "Proposal 3 - Amendment to the Omnibus Incentive Plan - Federal Tax Consequences."

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
                  AMENDMENT TO THE DIRECTOR STOCK OPTION PLAN.

              PROPOSAL 3 - AMENDMENT TO THE OMNIBUS INCENTIVE PLAN

      The Company's Omnibus Incentive Plan was adopted in 1996 to provide incentives to employees whose performance, contributions and skills add to the value of the Company.

      The Board of Directors of the Company has adopted a resolution approving and recommending to the Company's shareholders for their approval an amendment to the Omnibus Incentive Plan. The amendment will increase the number of shares of the Company's common stock issuable under the Omnibus Incentive Plan to 1,865,000 shares from 1,665,000 shares.

      The Omnibus Incentive Plan as it is proposed to be amended is set forth in Exhibit B to this Proxy Statement. If the amendments are adopted, they will become effective immediately.

Reasons for the Proposed Amendment

      The increase in the number of shares authorized for issuance under the Omnibus Incentive Plan is sought because only approximately 374,000 authorized shares remain available to be issued under the plan. The Board of Directors believes that the ability to grant stock options allows the Company to attract and retain the services of experienced and knowledgeable employees and provides an additional incentive for such employees to work for the benefit of the Company and its shareholders.

The Plan

      Administration. The Omnibus Incentive Plan is administered by the OIP Committee, which is the Compensation Committee of the Board of Directors. The OIP Committee will determine, from time to time, the individuals to whom awards shall be made, the type of awards, and the amount, size and terms of each award. Each of these types of awards is described below. The OIP Committee will make all other determinations necessary or advisable for the administration of the Omnibus Incentive Plan.

      Types of Awards. Awards under the Omnibus Incentive Plan may be in the form of options (both nonqualified stock options and incentive stock options), contingent stock, restricted stock, and stock appreciation rights, or such other forms as the OIP Committee in its discretion may deem appropriate.

      Number of Shares. A total of 1,665,000 shares have previously been authorized for issuance pursuant to the Omnibus Incentive Plan. As of March 31, 2000, options for approximately 1,291,000 of the 1,665,000 shares have previously been granted and not been forfeited. If the shareholders approve the proposed amendments to the Omnibus Incentive Plan, a total of 1,865,000 shares will be authorized for issuance. The exercise prices for options granted under the Omnibus Incentive Plan range from $8.22 to $40.00 per share and with expiration dates ranging from January 13, 2006 to March 25, 2010. On April 14, 2000, the closing market price for the Company's common stock was $15.9375 per share.

      As currently amended, the maximum number of shares that may be issued pursuant to options granted to any one individual during the life of the Omnibus Incentive Plan is 600,000 shares of the Company's common stock.

      The OIP Committee has discretion to grant nonqualified stock options pursuant to the Omnibus Incentive Plan that are transferable by the optionee during his or her lifetime to any member of his or her immediate family or a trust established for the exclusive benefit of one or more members of his or her immediate family or to a former spouse pursuant to a domestic relations order.

      During 1999, a total of 367,500 options were granted under the Omnibus Incentive Plan for shares of the Company's common stock to the President and Chief Executive Officer and the four other most highly compensated executive officers. These options have a three-year vesting period and an exercise price equal to the closing price of the Company's common stock on the last business day prior to the date of grant. As a result of Messrs. Smith and Finch departing the Company in August 1999, 125,000 of these options were forfeited.

      Awards that may be made in the future under the Omnibus Incentive Plan are within the discretion of the OIP Committee. The OIP Committee has not determined future awards or who might receive them.

      The maximum number of shares that may be granted pursuant to options under the Omnibus Incentive Plan, as well as the number of shares that may be purchased pursuant to the exercise of any option outstanding thereunder, may be equitably adjusted by the OIP Committee in the event of a stock split, stock dividend, recapitalization, merger, consolidation, combination or similar events.

      Amendment and Termination. The Board of Directors may amend the Omnibus Incentive Plan, without shareholder approval, at any time in any respect, unless shareholder approval of the amendment in question is required under Florida law, the Code, any exemption from Section 16 of the Exchange Act, any national securities exchange system on which the shares are then listed or reported, by any regulatory body having jurisdiction with respect to the Omnibus Incentive Plan, or any other applicable laws, rules or regulations.

      No amendment to the Omnibus Incentive Plan may alter or impair any option granted under such Plan without the consent of the holder thereof.

      The Omnibus Incentive Plan may be terminated at any time by the Board of Directors.

      Stock Options. The OIP Committee may grant both incentive stock options and nonqualified stock options to the same individual. When both an incentive stock option and a nonqualified stock option are awarded at one time, such options are deemed to have been awarded in separate grants, and in no event will the exercise of one such option affect the right to exercise the other such option except to the extent the OIP Committee determines in writing otherwise.

      The option price of an incentive stock option shall not be less than 100% of the fair market value of the underlying share on the day the option is granted, as determined by the OIP Committee. The option price of a nonqualified stock option issued under the Omnibus Incentive Plan shall not be less than 50% of the fair market value of the underlying share on the day the option is granted, as determined by the OIP Committee.

      Each option may be exercised by a participant, in whole or in part, provided such exercise shall not occur earlier than six months after the grant of the option and not later than ten years after the grant of the option.

      Any option designated by the OIP Committee as an incentive stock option will be subject to the general provisions applicable to all options granted under the Omnibus Incentive Plan and will be subject to the following specific provisions:

      (a) At the time the incentive stock option is granted, if a recipient employee owns, directly or indirectly, stock representing more than 10% of the total combined voting power of all classes of the Company's stock then: (i) the option price must equal at least 110% of the fair market value on the effective date of grant of the shares subject to the option; and (ii) the term of the option shall not be greater than five years from the date such option is granted.

      (b) The aggregate fair market value of shares (determined at the date of grant) with respect to which incentive stock options granted by the Company that can be exercised by a participant employee for the first time in any one calendar year shall not exceed $100,000.

      If any option is not granted, exercised, or held pursuant to the provisions applicable to an incentive stock option, it will be considered to be a nonqualified stock option to the extent that any or all of the grant is in conflict with these restrictions.

      In general, options granted pursuant to the Omnibus Incentive Plan terminate upon the earlier of: (i) the full exercise of the option; (ii) the expiration of the option by its terms; or (iii) no more than three years (three months for incentive stock options) following termination of the option holder's employment with the Company.

      Stock Appreciation Rights. A stock appreciation right ("SAR") may be granted in connection with an option and entitles the grantee, subject to the terms and conditions determined by the OIP Committee, to receive, upon surrender of the option, all or a portion of the excess of (i) the fair market value of a specified number of shares at the time of the surrender, as determined by the OIP Committee, over (ii) 100% of the fair market value of such shares at the time the option was granted plus any dividends paid while the option was outstanding but unexercised.

      SARs may be granted for a period of not less than six months nor more than ten years, and shall be exercisable in whole or in part, at such time or times and subject to such other terms and conditions as shall be prescribed by the OIP Committee at the time of the grant.

      SARs will be exercisable only during a grantee's employment by the Company, except that in the discretion of the OIP Committee an SAR may be made exercisable for up to three months after a grantee's employment is terminated for any reason other than death, retirement or disability.

      In the event that a grantee's employment is terminated as a result of death, retirement or disability without having fully exercised such grantee's SARs, the grantee, or the grantee's beneficiary following the grantee's death, may have the right to exercise the SARs during their term within a period of 24 months after the date of such termination to the extent that the right was exercisable at the date of such termination, or such other period and subject to such terms as may be determined by the OIP Committee.

      Contingent Stock Awards. The OIP Committee will determine the amount of a contingent stock award to be granted to an employee based on the expected impact the employee can have on the financial well being of the Company and other factors determined by the OIP Committee to be appropriate. Contingent stock awards under the Omnibus Incentive Plan shall be subject to such terms, conditions, and restrictions, if any, including without limitation, substantial risks of forfeiture and/or attainment of performance objectives, and for such period or periods (in excess of six months) as will be determined by the OIP Committee at the time of grant. The OIP Committee in its discretion may permit an acceleration of the expiration of the applicable restriction period, so long as the minimum six-month period is retained, with respect to any part or all of the award to any participant.

      In the event of a participant's termination of employment for any reason prior to lapse of restrictions applicable to a contingent stock award paid to such participant and unless otherwise provided for by the Omnibus Incentive Plan or as provided in a contingent stock agreement, all rights to shares as to which there still remain unlapsed restrictions will be forfeited by such participant to the Company without payment of any consideration by the Company.

      Restricted Stock Award. The OIP Committee will determine the amount of a restricted stock award to be granted to an employee based on the past or expected impact the employee has had or can have on the financial well-being of the Company and other factors deemed by the OIP Committee to be appropriate. Restricted stock awards made pursuant to the Omnibus Incentive Plan shall be subject to such terms, conditions, and restrictions, including attainment of performance objectives, and for such period or periods (in excess of six months), as will be determined by the OIP Committee at the time of grant. The OIP Committee in its discretion may permit an acceleration of the expiration of the applicable restriction period, so long as the minimum six-month period is retained, with respect to any part or all of the award to any participant.

      In the event of a participant's termination of employment for any reason prior to the lapse of restrictions applicable to a restricted stock award made to such participant and unless otherwise provided for by the Omnibus Incentive Plan or as provided in a restricted stock agreement, all rights to shares as to which there still remain unlapsed restrictions will be forfeited by such participant to the Company without payment of any consideration by the Company.

      Change in Control. Upon a change in control, all options, contingent stock awards, restricted stock awards and stock appreciation rights will automatically vest as of the date of the change in control and all restrictions or contingencies will be deemed to have been satisfied.

Federal Tax Consequences

      General. The rules governing the tax treatment of stock options, contingent stock, restricted stock, and stock appreciation rights are very technical. Therefore, the description of the federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their applications may vary in individual circumstances. Finally, the tax consequences under applicable state and local tax laws may not be the same as under the federal tax laws. Individuals who have received stock based compensation under any of the Company's plans are encouraged to consult with their own tax advisors regarding tax consequences.

      Incentive Stock Options. The participant recognizes no gain or loss when an incentive stock option (an "ISO") is granted. In general, an employee exercising an ISO will not be taxed at the time of exercise if the stock purchased is held for at least one year after the exercise date and at least two years after the date of grant (the "Holding Period"); provided, however, the bargain element of the exercised ISO is treated as an item of adjustment under the alternative minimum tax rules. If the Holding Period is satisfied, the difference between the exercise price and the amount realized upon subsequent disposition of the stock will constitute long-term capital gain or loss. If the Holding Period is not satisfied, the employee will recognize ordinary income to the extent of the lesser of the gain realized or the excess of the fair market value of the stock on the exercise date over the exercise price and any gain realized in excess of the amount recognized as ordinary income will be short-term or long-term capital gain. The Company will not recognize income, gain, or loss upon the granting or exercise of an ISO, nor will it be entitled to any deduction upon the disposition of an ISO or the shares subject thereto, if the Holding Period is satisfied. If the Holding Period is not satisfied, the Company will be entitled to a deduction equal to the amount of the ordinary income recognized by the employee.

      Nonqualified Stock Options. If any Option granted under the Plan does not meet the conditions set forth in the Code for ISOs, then the Option is a non-qualified stock option (an "NSO"). Such an Option is taxable under Section 83 of the Code. The participant typically recognizes no taxable income and the Company receives no deduction when an NSO is granted. Upon exercise of an NSO, however, the participant recognizes ordinary income and the Company is entitled to a deduction equal to the difference between the exercise price and the fair market value of the shares on the date of the exercise. When stock obtained under an NSO is disposed of by the participant, the difference between the sales price and the tax basis (the amount, if any, paid for the Option, plus the exercise price) of the stock will be treated as long-term or short-term capital gain or loss by the participant, depending on the holding period of the shares.

      Restricted Stock. A participant granted restricted stock is not required to include the value of such shares in income until the first time such participant's rights in the shares are transferable or are not subject to substantial risk of forfeiture, whichever occurs earlier, unless such participant timely files an election under Code Section 83(b) to be taxed on the receipt of the shares. In either case, the amount of such ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount (if any) paid for the shares. The Company is entitled to a deduction in the amount of the ordinary income recognized by the participant, for the Company's taxable year in which the participant recognizes such income.

      Contingent Stock. A participant granted contingent stock is not required to include the value of such shares in income until the first time such participant's rights in the shares are transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier, unless such participant timely files an election under Code
Section 83(b) to be taxed on the receipt of the shares. In either case, the amount of such ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount (if any) paid for the shares. The Company is entitled to a deduction, in the amount of the ordinary income recognized by the participant, for the Company's taxable year in which the participant recognizes such income.

      Options that Have Been Transferred. Participants who transfer an NSO will not recognize income at the time of transfer. Instead, at the time of exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of stock received over the exercise price paid for the stock. If an Option is exercised after the death of a participant, the participant's estate will recognize ordinary income. The tax basis for shares of such stock will be the exercise price, plus the amount of ordinary income recognized by the participant at the time of exercise. If the stock acquired upon exercise is later sold, any gain or loss recognized upon the sale or exchange of such stock will be treated as capital gain or loss and will be long-term or short-term, depending on how long the stock has been held.

      Estate and Gift Tax Effects of Options that Have Been Transferred. If a participant transfers an Option as a completed gift, the participant may have gift tax liability. Whether the participant will owe gift tax depends upon whether the participant has exhausted his or her applicable credit, which currently effectively exempts from gift tax the first $650,000 of gifts made during the participant's lifetime, or whether the transfer qualifies for the annual $10,000-per-donee gift tax exclusion. Once the gift is complete, there generally is no further estate or gift tax liability for the participant upon exercise of the Option or upon later disposition of the stock after exercise of the transferred Option.

      The Internal Revenue Service has recently ruled that the transfer of an Option is not a completed gift until the Option has vested. If the transfer of an Option is incomplete, the imposition of the gift tax is deferred until the gift is completed.

      Stock Appreciation Rights. Upon the grant of an SAR, the participant recognizes no taxable income and the Company receives no deduction. The participant recognizes ordinary income and the Company is entitled to a deduction at the time of exercise equal to the cash and fair market value of the shares payable upon such exercise.

      Parachute Payments. Under certain circumstances, an accelerated vesting or cash out of stock options, or accelerated lapse of restrictions on other awards, in connection with a change in control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Code Sections 280G and 4999. To the extent it is so considered, the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction.

      Section 162(m). Code Section 162(m) limits to $1,000,000 per year the federal income tax deduction available to a public company for compensation paid to any of its chief executive officer and four other highest paid executive officers. However, Code Section 162(m) provides an exception from its limitation for certain "performance based" compensation if various requirements are satisfied.

      The Omnibus Incentive Plan contains provisions that are intended to satisfy these requirements for awards that are "performance based" compensation.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL
                 OF THE AMENDMENT TO THE OMNIBUS INCENTIVE PLAN.

                              INDEPENDENT AUDITORS

      The Audit Committee of the Company has recommended to the Board of Directors, and the Board of Directors has approved, effective April 24, 2000, the appointment of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Company's independent auditors for the 2000 fiscal year. KPMG LLP ("KPMG") previously served as the Company's independent auditors. No report of KPMG on the financial statements of the Company contained an adverse opinion, or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Representatives of both PricewaterhouseCoopers and KPMG are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and have the opportunity to make a statement, if they desire to do so.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

      Proposals by the Company's shareholders intended to be presented at the Company's 2001 Annual Meeting of Shareholders must be received by the Company at its principal executive offices on or before January 4, 2001, in order to be included in the Company's Notice of Meeting, Proxy Statement and Proxy relating to such Meeting. In accordance with the Company's Bylaws, shareholders who wish to submit a proposal for consideration at the Company's 2001 Annual Meeting of Shareholders but who do not wish to submit the proposal for inclusion in the Company's proxy statement must deliver a copy of their proposal to the Company at its principal executive offices on or before February 9, 2001.

                           ANNUAL REPORT ON FORM 10-K

      The Company will provide, without charge, to each security holder solicited, a copy of the Company's Annual Report on Form 10-K required to be filed with the Securities and Exchange Commission, for the most recent year, including financial statements, financial statement schedules, and a listing of all exhibits to Form 10-K. The Company will also furnish a copy of any exhibit, upon payment of a reasonable fee to cover the cost of copying and mailing the exhibit. Requests should be directed to the attention of the Finance Department, FPIC Insurance Group, Inc., P. O. Box 44033, Jacksonville, Florida 32231-4033.

                             SOLICITATION OF PROXIES

      The cost of solicitation of proxies will be borne by the Company, including expenses in connection with the preparation and mailing of this proxy statement. The Company may retain a proxy solicitation firm to assist in the solicitation of proxies at a cost that will be borne by the

Company. In addition, the Company will reimburse banks, brokers and nominees for their reasonable expenses incurred in sending proxy material to principals and obtaining their proxies. In addition to solicitation by mail, proxies may be solicited in person or by telephone by directors, officers and other employees of the Company.

                                 OTHER BUSINESS

      The Board of Directors is not aware of any other matters that will be presented for action at the meeting. However, if any other matters come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote such proxy in respect of any such matters in accordance with their best judgment pursuant to the discretionary authority conferred thereby.

                       BY ORDER OF THE BOARD OF DIRECTORS


May 5, 2000            -------------------------------------------------
                       John R. Byers
                       Chief Operating Officer/General Counsel/Secretary

                    PLEASE RETURN THE ENCLOSED FORM OF PROXY,
                   DATED AND SIGNED, IN THE ENCLOSED ADDRESSED
                      ENVELOPE, WHICH REQUIRES NO POSTAGE.

                                                                       Exhibit A
                           DIRECTOR STOCK OPTION PLAN

1.    PURPOSE

      1.1 The purpose of the Florida Physicians Insurance Company Director Stock Option Plan is to provide an incentive to Directors of the Company who are in a position to contribute materially to expanding and improving the Company's profits, to aid in attracting and retaining Directors of outstanding ability, and to encourage ownership of Shares by Directors.

2.    DEFINITIONS

      2.1 For purposes of the Plan the following terms shall have the definition, which is attributed to them, unless another definition is clearly indicated by a particular usage and context.

      a.    "Board" means the Company's Board of Directors.

      b. "Book Value" means the value per Share determined for statutory book purposes by dividing the total equity of the Company on a given date by all Shares of stock outstanding on such date.

      c.    "Code" means the Internal Revenue Code of 1986, as amended.

      d. "Committee" means the Director Stock Option Committee appointed by the Company's Board of Directors pursuant to Section 3.1 hereof.

      e. "Company" means Florida Physicians Insurance Company until the Restructure and on and after the Restructure, FPIC Insurance Group, Inc.

      f. "Directors" means the members of the Board who are not employees either of the Company or an affiliate thereof.

      g. "Effective Date of Exercise" means the later of (i) the date on which the Company has received a written notice of exercise of an Option and full payment of the purchase price from the Optionee, or
            (ii) the effective date of exercise set forth in the written notice.

      h. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      i.    "Fair Market Value" means on, or with respect to, any given date:

            (i) If determined on the date of the IPO, the initial offering price to the public.

            (ii) If not on the date of the IPO and the Shares are listed on a national stock exchange, the closing market price of such Shares as reported on the composite tape for issues listed on such exchange on such date or, if no trades shall have been reported for such date, on the next preceding date on which there were trades reported; provided, that if no such quotations shall have been made within the ten business days preceding such date, Fair Market Value shall be determined under (iv) below.

            (iii) If not on the date of the IPO and the Shares are not listed on a national stock exchange but is traded on the over-the-counter market, the mean between the closing dealer bid and asked price of such Shares of Common Stock as reported by the National Association of Securities Dealers through their Automated Quotation System for such date, or if no quotations shall have been made on such date, on the next preceding date on which there were quotations; provided, that, if no such quotations shall have been made within the ten business days preceding such date, Fair Market Value shall be determined under (iv) below.

            (iv) If (i), (ii), and (iii) do not apply, the Fair Market Value of a Share without regard to any control premium or discount for lack of control as determined by the Committee in good faith consistent with the valuation by the Company as provided by a third party appraiser for other corporate purposes before adjustments or any discounts applied due to lack of marketability. The Committee may rely upon the most recent valuation and there shall be no requirement to cause a more recent valuation to be made.

      j. "IPO" means the initial public offering of the Company's common stock pursuant to a registration statement on Form S-1 filed by the Company with the U.S. Securities and Exchange Commission.

      k. "Option" means the right to purchase from the Company Shares at a specified price and subject to the terms of the Plan, and such other conditions and restrictions as the Committee deems appropriate.

      l. "Option Price" means the purchase price per Share subject to an Option.

      m. "Optionee" means a Director who has been awarded an Option under the Plan.

      n.    "Optioned Shares" means Shares subject to outstanding Options.

      o. "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of a granting of an Option, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain within the meaning of Section 424(e) of the Code and any regulations or rulings promulgated thereunder.

      p. "Permanent and Total Disability" shall have the same meaning as given to that term by Section 22(e)(3) of the Code and any regulations or rulings promulgated thereunder.

      q. "Plan" means Florida Physicians Insurance Company Director Stock Option Plan, as evidenced herein and as amended from time to time.

      r.    "Plan Effective Date" means January 13, 1996.

      s. "Restructure" means the corporate reorganization pursuant to which Florida Physicians Insurance Company shall become the wholly owned subsidiary of FPIC Insurance Group, Inc.

      t. "SEC Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act.

      u. "Section 16 Person" means a person subject to Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

      v. "Share" means one share of the $1.00 par value common stock of the Company. On and after the Restructure, "Share" means one share of $0.10 par value common stock of FPIC Insurance Group, Inc.

      w. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, within the meaning of
            Section 424(f) of the Code and any regulations or rulings promulgated thereunder.

3.    ADMINISTRATION

      3.1 The Plan shall be administered by the Committee. The Committee shall be comprised of not less than two of the then members of the Board. The Plan is intended to be a formula plan meeting the conditions of Rule 16b-3(c)(2)(ii). The members of the Committee shall be appointed by the Board. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

      3.2 The action of a majority of the Committee at which a quorum is present, or acts reduced to or so approved in writing by a majority of the Committee, shall be the valid acts of the Committee.

      3.3 The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it and all actions of the Committee shall be final and binding on all parties hereto. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

4.    ELIGIBILITY

      4.1 Each Optionee shall be a Director of the Company.

5.    STOCK

      5.1 Prior to the Restructure, the aggregate number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed 33,000 Shares and on or after the Restructure the aggregate number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed 165,000 Shares.

      5.2 Each eligible individual who is a Director on the Plan Effective Date, except those Directors who on the Plan Effective Date have not been nominated for additional service on the Board and whose terms expire in 1996, shall receive an Option to purchase 1,000 Shares with an Option Price equal to Book Value of such Shares on the Plan Effective Date. In addition, such individual who is also a Director on the date of the IPO shall receive an Option to purchase 1,000 additional Shares with an Option Price equal to Fair Market Value of such Shares on the date of the IPO.

      5.3 Each eligible individual who is not a Director on the Plan Effective Date shall receive an Option to purchase 1,000 Shares with an Option Price equal to the Fair Market Value of such Shares on the date of grant which shall be the later of (i) the date of the IPO, or (ii) the date on which such individual first becomes a Director.

      5.4 In the event that any outstanding Option under the Plan expires or is terminated for any reason, the Optioned Shares subject to that option may again be subjected to an Option under the Plan.

      5.5 For Options issued prior to the Restructure, any Option still unexercised and outstanding on the effective date of the Restructure shall be deemed to be an Option to purchase FPIC Insurance Group, Inc. shares as adjusted pursuant to Section 6.1(f).

6.    TERMS AND CONDITIONS

      6.1 Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall contain or shall be subject to the following terms and conditions, whether or not such terms and conditions are specifically included therein:

            (a) Number of Shares. Each Option shall state the number of Shares to which it pertains.

            (b) Date. Each Option shall state the effective date of grant of the Option.

            (c) Option Price. Each Option shall state the Option Price.

            (d) Method and Time of Payment. The Option Price shall be payable on the exercise of the Option and shall be paid in cash, in Shares, including Shares acquired pursuant to the Plan, or part in cash and part in Shares. Shares transferred in payment of the Option Price shall be valued as of date of transfer based on the Fair Market Value.

            (e) Transfer of Option. No Option shall be transferable by the Optionee, except by will or the laws of descent and distribution upon the Optionee's death and subject to any other limitations of the Plan.

            (f) Recapitalization. The number of Optioned Shares and the Option Price shall be correspondingly adjusted in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

            (g) Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to any Optioned Shares until the date of the issuance of a stock certificate to him for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6.1(f).

            (i) Duration of Option. Each Option shall be for a term of ten years from the effective date of grant, except as provided in Section 7.1(b).

            (j) Vesting. One-third (rounded up to a whole number) of each grant under this Plan shall vest on the one-year anniversary of the date of grant, with an additional one-third vesting on each of the next two anniversaries of the date of grant. A Director shall forfeit the unvested Options upon termination of service as a Director.

            (k) Other Provisions. Options authorized under the Plan may contain any other provisions or restrictions as the Committee in its sole and absolute discretion shall deem advisable including but not limited to offering Options in tandem with or reduced by other options or benefits and reducing one award by the exercise of another option or benefit. The Company may place such restriction legends on stock certificates representing the Shares as the Company, in its sole discretion, deems necessary or appropriate to reflect restrictions under the securities laws or this Plan.

      6.2 Options granted pursuant to the Plan shall not be exercisable until such Options are vested as provided in Section 6.1(j). Any person entitled to exercise an Option may do so in whole or in part by delivering to the Company, attention Corporate Secretary, at its principal office a written notice of exercise. The written notice shall specify the number of Shares for which an Option is being exercised and shall be accompanied by full payment of the Option Price for the Shares being purchased. During the Optionee's lifetime, an Option may be exercised only by the Optionee, or on his behalf by the Optionee's guardian or legal representative.

7.    TERMINATION OF OPTIONS

      7.1 An Option may be terminated as follows:

            (a) During the period of continuous service as a Director of the Company or Subsidiary, an Option will be terminated only if it has been fully exercised or it has expired by its terms.

            (b) Upon termination of service as a Director for any reason, the Option will terminate upon the earlier of (i) the full exercise of the Option, (ii) the expiration of the Option by its terms, or (iii) one year following the date of termination of service as a Director.

            (c) If an Optionee shall die or becomes subject to a Permanent and Total Disability prior to the termination of an Option, such Option may be exercised to the extent that the Optionee shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Optionee, the estate of the Optionee or the person or persons to whom the Option may have been transferred by will or by the laws of descent and distribution, provided, however, such right must be exercised, if at all, within one year after the date of such death or disability.

      7.2 Except as otherwise expressly provided in the written agreement with the Optionee referred to in Section 6 hereof, and except as provided in this Section, in no event will the continuation of the term of an Option beyond the date of termination of service allow the Director, or his beneficiaries or heirs, to accrue additional rights under the Plan, or to purchase more Shares through the exercise of an Option than could have been purchased on the day that service as a Director was terminated.

8.    AMENDMENT OR DISCONTINUANCE OF PLAN

      8.1 The Plan may be amended by the Board, without Shareholder approval, at any time in any respect unless Shareholder approval of the amendment in question is required under Florida law, the Code, any exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends Section 16 persons to qualify, any national securities exchange system on which the shares are then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or any other applicable laws, rules or regulations.

      8.2 The Plan provisions that determine the amount, price and timing of the option grants to Section 16 persons may not be amended more than once every six months, other than to comport with changes in the Code, the Employment Income Retirement Security act of 1974, or rules thereunder, unless the Company's legal counsel determines that such restriction on amendments is not necessary to secure or maintain any exemptions from Section 16 of the Exchange Act for which the Company intends Section 16 persons to qualify.

      8.3 The Plan may be terminated at any time by the Board of Directors.

      8.4 No amendment to the Plan will alter or impair any Option granted under the Plan without the consent of the holders thereof.

9.    NO OBLIGATION TO EXERCISE OPTION

      9.1 The granting of an option shall impose no obligation upon the Optionee to exercise such option.

10.   EFFECTIVE DATE; DURATION OF THE PLAN

      10.1 The Plan shall be effective as of January 13, 1996.

      10.2 No Option may be granted after the tenth anniversary of the earlier of the date the Plan is adopted or the date the Plan is approved by shareholders.

11.   EFFECT OF PLAN

      11.1 The granting of an option pursuant to the Plan shall not give the Optionee any right to similar grants in future years or any right to be retained in the employ of the Company, the Parent or a Subsidiary, but an Optionee shall remain subject to discharge to the same extent as if the Plan were not in effect.

                             FIRST AMENDMENT TO THE
                           DIRECTOR STOCK OPTION PLAN

      This First Amendment to the Florida Physicians Insurance Company Director Stock Option Plan (the "Plan") is made effective as of March 16, 1996.

      1.    Section 2.1(q) of the Plan shall be amended to read as follows:

            "(q) 'Plan' means the Director Stock Option Plan, as evidenced herein and as amended from time to time."

      2.    Section 6.1(j) of the Plan shall be amended to read as follows:

            "(j) Vesting. One-third (rounded up to a whole number) of the number of shares set forth in paragraph 2 shall vest on the one year anniversary of this Agreement, with an additional one-third vesting on each of the next two anniversaries of this Agreement. Unvested options shall vest on the death or Permanent and Total Disability of the Director. The Director shall forfeit any unvested Options upon termination of service as a Director for any reason other than death or Permanent and Total Disability of the Director."

      All provisions of the Plan not specifically mentioned in this First Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this First Amendment.

                             SECOND AMENDMENT TO THE
                           DIRECTOR STOCK OPTION PLAN

      This Second Amendment to the Florida Physicians Insurance Company Director Stock Option Plan (the "Plan") is made effective as of September 14, 1997.

      1.    Section 3.1 of the Plan shall be amended to read as follows:

            "3.1 The Plan shall be administered by the Committee. The Committee shall be comprised of not less than two of the then members of the Board. The members of the Committee shall be appointed by the Board. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board."

      2.    Section 5.1 of the Plan shall be amended to read as follows:

            "5.1 The aggregate number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed 300,000 Shares."

      3.    Section 5.6 shall be added to the Plan to read as follows:

            "5.6 In addition to the Option grants provided for above, the Board may, in its sole discretion, grant from time to time additional Options to eligible Directors."

      4.    Section 6.1(j) of the Plan shall be amended to read as follows:

            "6.1(j) Vesting. The vesting schedule of an Option granted under this Plan shall be determined by the Board, in its sole discretion, upon granting of the Option; provided, however, that no Option shall vest prior to the expiration of six months from the effective date of the Option grant or after the tenth anniversary of the effective date of the Option grant. A director shall forfeit any unvested Options upon termination of service as a Director."

      All provisions of the Plan not specifically mentioned in this Second Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Second Amendment.

                              1999 AMENDMENT TO THE
                           DIRECTOR STOCK OPTION PLAN

      This 1999 Amendment to the Florida Physicians Insurance Company Director Stock Option Plan (the "Plan") is made effective as of June 8, 1999.

      1.    Section 5.1 of the Plan shall be amended to read as follows:

            "5.1 The aggregate number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed 430,000 Shares."

      2.    Section 6.1(e) shall be amended to read as follows:

            "(e) Transfer of Option. Options may be transferred by the Optionee during his or her lifetime only to any member of his or her immediate family or a trust established for the exclusive benefit of one or more members of his or her immediate family or to a former spouse pursuant to a domestic relations order. For purposes of this Section, the term "immediate family" is defined as an Optionee's spouse, children, stepchildren, grandchildren (including relationships arising from legal adoption), and parents. Upon an Optionee's death, Options are transferable by will or the law of descent and distribution."

      3.    Section 7.1(b) of the Plan shall be amended to read as follows:

            "(b) Upon termination of service as a Director for any reason, the Option will terminate upon the earlier of (i) the full exercise of the Option, (ii) the expiration of the Option by its terms, or (iii) two years following the date of termination of service as a Director."

      All provisions of the Plan not specifically mentioned in this 1999 Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Amendment.

                          SECOND 1999 AMENDMENT TO THE
                           DIRECTOR STOCK OPTION PLAN

      This Second 1999 Amendment to the Florida Physicians Insurance Company Director Stock Option (the "Plan") is entered into to clarify the original intent of FPIC Insurance Group, Inc., the sponsor of the Plan, in adopting the 1999 Amendment to the Plan and is made effective as of June 8, 1999.

      1. Section 7.1(c) of the Plan shall be amended by deleting the phrase "within one year after the date of such death or disability" and replacing it with the phrase "within two years after the date of such death or disability."

      All provisions of the Plan not specifically mentioned in this Second 1999 Amendment shall be modified to the extent necessary to be consistent with the changes made in this Amendment.

                                    PROPOSED
                              2000 AMENDMENT TO THE
                           DIRECTOR STOCK OPTION PLAN

      This 2000 Amendment to the Director Stock Option Plan (the "Plan") is made effective as of June 7, 2000, subject to shareholder approval at the 2000 Annual Meeting of Shareholders.

      Section 5.1 of the Plan shall be amended to read as follows:

            "5.1 The aggregate number of shares that may be issued under options granted pursuant to the Plan shall not exceed 630,000 shares."

      All provisions of the Plan not specifically mentioned in this 2000 Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Amendment.

                                                                       EXHIBIT B

                             OMNIBUS INCENTIVE PLAN

1.    PURPOSE

      1.1 The purpose of the Florida Physicians Insurance Company Omnibus Incentive Plan is to provide incentives to specified individuals whose performance, contributions and skills add to the value of Florida Physicians Insurance Company. The Company also believes that the Plan will facilitate attracting, retaining and motivating Employees of high caliber and potential.

      1.2 Plan participants shall include those officers and key employees of the Company and subsidiaries who, in the opinion of the Committee, are making or are in a position to make substantial contributions to the Company by their ability and efforts.

2.    DEFINITIONS

      2.1 For purposes of the Plan, the following terms shall have the definition, which is attributed to them, unless the context clearly indicates to the contrary.

            (a) "Award" shall mean a grant of Restricted Stock, Contingent Stock, an Option, or an SAR.

            (b)   "Board" means the Company's Board of Directors.

            (c) "Book Value" means the value per Share determined for statutory book purposes by dividing the total equity of the Company on a given date by all Shares of stock outstanding on such date.

            (d) "Change in Control" shall not mean the Restructure but shall mean the earlier of the following events which are not connected to the Restructure:

                  (i)   either (A) receipt by the Company of a report on
                        Schedule 13D, or an amendment to such a report, filed with the SEC pursuant to Section 13(d) of the Exchange Act, disclosing that any person (as such term is used in Section 13(d) of the Exchange Act) ("Person"), is the beneficial owner, directly or indirectly, of twenty (20) percent or more of the outstanding stock of the Company, or (B) actual knowledge by the Company of facts on the basis of which any Person is required to file such a report on Schedule 13D, or to file an amendment to such a report, with the SEC (or would be required to file such a report or amendment upon the lapse of the applicable period of time specified in Section 13(d) of the Exchange Act) disclosing that such Person is the beneficial owner, directly or indirectly, of twenty (20) percent or more of the outstanding stock of the Company;

                  (ii) purchase by any Person, other than the Company or a wholly owned subsidiary of the Company, of shares pursuant to a tender or exchange offer to acquire any stock of the Company (or securities convertible into stock) for cash, securities or any other consideration provided that, after consummation of the offer, such Person is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act regardless of whether the Company or such Person would otherwise be subject to the Exchange Act), directly or indirectly, of twenty (20) percent or more of the outstanding stock of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire stock regardless of whether the Company or such Person would otherwise be subject to the Exchange Act);

                  (iii) either (A) the filing by any Person acquiring, directly or indirectly, twenty percent (20%) or more of the outstanding stock of the Company of a statement with the Florida Department of Insurance pursuant to Section
                        628.461 of the Florida Statutes, or (B) actual knowledge by the Company of facts on the basis of which any Person acquiring, directly or indirectly, twenty percent (20%) or more of the outstanding stock of the Company or a controlling company is required to file such a statement pursuant to Section 628.461.

                  (iv) approval by the shareholders of the Company of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of its stock immediately prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as immediately before, or (B) any consolidation or merger in which the Company is the continuing or surviving corporation but in which the common shareholders of the Company immediately prior to the consolidation or merger do not hold at least a majority of the outstanding common stock of the continuing or surviving corporation (except where such holders of common stock hold at least a majority of the common stock of the corporation that owns all of the common stock of the Company), or (C) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or (D) any merger or consolidation of the Company where, after the merger or consolidation, one Person owns 100% of the shares of stock of the Company (except where the holders of the Company's common stock immediately prior to such merger or consolidation own at least 90% of the outstanding stock of such Person immediately after such merger or consolidation); or

                  (v) a change in the majority of the members of the Board within a 24-month period unless the election or nomination for election by the Company's shareholders of each new director was approved by the vote of at least two-thirds of the directors then still in office who were in office at the beginning of the 24-month period.

            (e)   "Code" means the Internal Revenue Code of 1986, as amended.

            (f) "Committee" means the members of the Compensation Committee of the Board who are "outside directors" (within the meaning of Code Section 162(m)) and "disinterested persons" (within the meaning of Rule 16b-3 of the Exchange Act).

            (g) "Company" means Florida Physicians Insurance Company until the Restructure and on and after the Restructure, FPIC Insurance Group, Inc.

            (h) "Contingent Stock" means stock issued, subject to certain conditions, to a Grantee pursuant to Section 9 hereof.

            (i)   "Directors" means the members of the Board.

            (j)   "Effective Date" means January 13, 1996.

            (k) "Employee" means any individual who performs services for the Company, a Parent or Subsidiary, and is included on the regular payroll of the Company, a parent or subsidiary.

            (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (m) "Fair Market Value" means on, or with respect to, any given date:

                  (i) If determined on the date of the IPO, the initial offering price to the public.

                  (ii) If not on the date of the IPO and the Shares are listed on a national stock exchange, the closing market price of such Shares as reported on the composite tape for issues listed on such exchange on such date or, if no trade shall have been reported for such date, on the next preceding date on which there were trades reported; provided, that if no such quotation shall have been made within the ten business days preceding such date, Fair Market Value shall be determined under (iv) below.

                  (iii) If not on the date of the IPO and the Shares are not listed on a national stock exchange but are traded on the over-the-counter market, the mean between the closing dealer bid and asked price of such Shares as reported by the National Association of Securities

                        Dealers through their Automated Quotation System for such date, or if no quotations shall have been made on such date, on the next preceding date on which there were quotations; provided, that, if such quotations shall have been made within the ten business days preceding such date, Fair Market Value shall be determined under (iv) below.

                  (iv) If (i), (ii), and (iii) do not apply, the Fair Market Value of a Share without regard to any control premium or discount for lack of control (except as otherwise required by Section 422 of the Code) as determined by the Committee in good faith consistent with the valuation of the Company as provided by a third party appraiser for other corporate purposes before adjustments or any discounts applied due to lack of marketability. The Committee may rely upon the most recent valuation and there shall be no requirement to cause a more recent valuation to be made.

            (n) "Grantee" means an Employee who is an Optionee or an Employee who has received an Award.

            (o) "Incentive Stock Option" shall have the same meaning as given to the term by Section 422 of the Code and any regulations or rulings promulgated thereunder.

            (p) "IPO" means the initial public offering of the Company's common stock pursuant to a registration statement on Form S-1 filed by the Company with the U.S. Securities and Exchange Commission.

            (q) "Nonqualified Stock Option" means any option granted under the Plan which is not considered an Incentive Stock Option.

            (r) "Option" means the right to purchase from the Company a stated number of Shares at a specified price. The Option may be granted to an Employee subject to the terms of this Plan, and such other conditions and restrictions as the Committee deems appropriate. Each Option shall be designated by the Committee to be either an Incentive Stock Option or a Nonqualified Stock Option.

            (s) "Option Price" means the purchase price per Share subject to an Option, as described in Section 7.2(a).

            (t) "Optionee" means an Employee who has been awarded an Option under the Plan.

            (u) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of a granting of an Option, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain within the meaning of Section 424(e) of the Code and any regulations or rulings promulgated thereunder.

            (v) "Plan" means Florida Physicians Insurance Company Omnibus Incentive Plan, as evidenced herein and as amended from time to time.

            (w) "Restricted Stock" shall mean stock issued, subject to restrictions, to a Grantee pursuant to Section 10 hereof.

            (x) "Restructure" means the corporate reorganization pursuant to which Florida Physicians Insurance Company shall become the wholly owned subsidiary of FPIC Insurance Group, Inc.

            (y)   "SAR" means a stock appreciation right.

            (z)   "SEC" means the U.S. Securities and Exchange Commission.

            (aa) "Section 16 Person" means a person subject to Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

            (bb) "Share" means one share of the $1.00 par value common stock of the Company. On and after the Restructure, "Share" means one share of $.10 par value common stock of FPIC Insurance Group, Inc.

            (cc) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, within the meaning of Section 424(f) of the Code and any regulations or rulings promulgated thereunder.

3.    ADMINISTRATION

      3.1 The Plan shall be administered by the Committee. As applied to Employees, the Committee shall have full and final authority in its discretion to:

            (a) conclusively interpret the provisions of the Plan and to decide all questions of fact arising in its application;

            (b) determine the individuals to whom awards shall be made under the Plan;

            (c) determine the type of award to be made to such Employees and the amount, size and terms of each award;

            (d)   determine the time when awards will be granted to Employees;
                  and

            (e) make all other determinations necessary or advisable for the administration of the Plan.

4.    SHARES SUBJECT TO THE PLAN

      4.1 Prior to the Restructure the Shares subject to Awards under the Plan shall not exceed in the aggregate 183,000 Shares and on and after the Restructure the Shares subject to Awards under the Plan shall not exceed in the aggregate 915,000 Shares.

      4.2 Shares may be authorized and unissued Shares or treasury Shares.

      4.3 The maximum number of Shares that may be awarded pursuant to the Contingent or Restricted Stock Award provisions of Sections 9 and 10 shall be 25% of the total Shares authorized for issuance under the Plan.

      4.4 Except as provided herein, any Shares subject to an Option or right for which any reason expires or is terminated unexercised as to such Shares shall again be available under the Plan.

5.    PARTICIPANTS

      5.1 Awards permitted pursuant to the Plan may only be made to Employees.

6.    AWARDS UNDER THE PLAN

      6.1 Awards under the Plan may be in the form of Options (both Nonqualified Stock Options and Incentive Stock Options), Contingent Stock, Restricted Stock, and SARs, or such other forms as the Committee may in its discretion deem appropriate but in any event which are consistent with the Plan's purpose, including any combination of the above.

      6.2 Prior to the Restructure the maximum number of Awards that may be awarded to any one person during the life of the Plan shall be 60,000 Shares and on and after the Restructure the maximum number of Awards that may be awarded to any one person during the life of the Plan shall be 300,000 Shares. Prior to the Restructure the maximum number of Shares with respect to which Options or rights may be granted during a calendar year to any Employee is 60,000 Shares and on and after the Restructure the maximum number of Shares with respect to which Options or rights may be granted during a calendar year to any Employee is 300,000 Shares.

7.    STOCK OPTIONS

      7.1 The Committee in its sole discretion may designate whether an Option is to be considered an Incentive Stock Option or a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same individual. However, where both an Incentive Stock Option and a Nonqualified Stock Option are awarded at one time, such Options shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Option affect the right to exercise the other such Option except to the extent the Committee determines in writing otherwise.

      7.2 Options granted pursuant to the Plan shall be authorized by the Committee under terms and conditions approved by the Committee, not inconsistent with this Plan or Exchange Act Rule 16b-3(c), and shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall contain or shall be subject to the following terms and conditions, whether or not such terms and conditions are specifically included therein:

            (a) The Option Price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of such Share on the day the Option is granted, as determined by the Committee. The Option Price of a Nonqualified Stock Option issued prior to the IPO shall not be less than 100% of Book Value of such Share on the day the Option is granted, as determined by the Committee. The Option Price of a Nonqualified Stock Option issued on or after the IPO shall not be less than 50% of the Fair Market Value of such Share on the day the Option is granted, as determined by the Committee. The option agreement for a Nonqualified Stock Option at the Committee's sole discretion, may, but need not, provide for a reduction of the purchase price by dividends paid on a Share as long as the Option is outstanding and not exercised, but in no event shall this price be less than the par value of such Share.

            (b) Each option agreement shall state the period or periods of time, as may be determined by the Committee, within which the Option may be exercised by the participant, in whole or in part, provided such period shall not commence earlier than six months after the date of grant of the Option and not later than ten years after the date of the grant of the Option. The Committee shall have the power to permit in its discretion an acceleration of previously determined exercise terms, subject to the terms of this Plan, to the extent permitted by Exchange Act Rule 16b-3(c), and under such circumstances and upon such terms and conditions as deemed appropriate and which are not inconsistent with Exchange Act Rule 16b-3(c)(1).

            (c) Shares purchased pursuant to an option agreement shall be paid for in full at the time of purchase, either in the form of cash, common stock of the Company at Fair Market Value, or a combination thereof, as the Committee may determine.

            (d) Notwithstanding anything herein to the contrary, the aggregate Fair Market Value (determined as of the time the Option is granted) of Incentive Stock Options for any Employee which may become first exercisable in any calendar year shall not exceed $100,000.

            (e) Notwithstanding anything herein to the contrary, no Incentive Stock Option shall be granted to any individual if, at the time the Option is to be granted, the individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless at the time such Option is granted the Option Price is at least 110% of the Fair Market Value of the stock subject to Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

            (f) Each Incentive Stock Option agreement shall contain such other terms, conditions and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as a tax-favored option within the meaning of
                  Section 422 of the Code, or any amendment thereof, substitute therefor, or regulation thereunder. Subject to the limitations of Section 19, and without limiting any provisions hereof, the Committee shall have the power without further approval to amend the terms of any Option for Employees.

      7.3 If any Option is not granted, exercised, or held pursuant to the provisions applicable to an Incentive Stock Option, it will be considered to be a Nonqualified Stock Option to the extent that any or all of the grant is in conflict with such provisions.

      7.4 An Option may be terminated (subject to any shorter periods set forth in an individual option agreement by the Committee, in its sole discretion) as follows:

            (a) During the period of continuous employment with the Company or Subsidiary, an Option will be terminated only if it has been fully exercised or it has expired by its terms.

            (b) In the event of termination of employment for any reason, the Option will terminate upon the earlier of (i) the full exercise of the Option, (ii) the expiration of the Option by its terms, or (iii) except as provided in 7.4(c), no more than three years (three months for Incentive Stock Options) following the date of employment termination. For purposes of the Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment except with respect to an Incentive Stock Option as required to comply with Code
                  Section 422 and the regulations issued thereunder.

            (c) If an Optionee's employment terminates by reason of death or Permanent and Total Disability prior to the termination of an Option, such Option may be exercised to the extent that the Optionee shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Optionee, the estate of the Optionee or the person or persons to whom the Option may have been transferred by will or by the laws of descent and distribution for the period set forth in the Option, but no more than three years following the date of such death or disability, provided, however, with respect to an Incentive Stock Option, such right must be exercised, if at all, within one year after the date of such death or disability.

8.    STOCK APPRECIATION RIGHTS

      8.1 SARs shall be evidenced by SAR agreements in such form, and not inconsistent with this Plan or Exchange Act Rule 16b-3(c)(1), as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions as discussed in Sections 8.2 through 8.4.

      8.2 An SAR may be granted in connection with an Option and shall entitle the Grantee, subject to such terms and conditions determined by the Committee, to receive, upon surrender of the Option, all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares at the time of the surrender, as determined by the Committee, over (ii) 100% of the Fair Market Value of such Shares at the time the Option was granted less any dividends paid while the Option was outstanding but unexercised.

      8.3 SARs shall be granted for a period of not less than six months nor more than ten years, and shall be exercisable in whole or in part, at such time or times and subject to such other terms and conditions as shall be prescribed by the Committee at the time of grant, subject to the following:

            (a) No SAR shall be exercisable, in whole or in part, during the six-month period starting with the date of grant; and

            (b) SARs will be exercisable only during a Grantee's employment by the Company or a Subsidiary, except that in the discretion of the Committee an SAR may be made exercisable for up to three months after the Grantee's employment is terminated for any reason other than death, retirement or disability. In the event that a Grantee's employment is terminated as a result of death, retirement or disability without having fully exercised such Grantee's SARs, the Grantee or such Grantee's beneficiary may have the right to exercise the SARs during their term within a period of 24 months after the date of such termination to the extent that the right was exercisable at the date of such termination, or during such other period and subject to such terms as may be determined by the Committee. The Committee in its sole discretion may reserve the right to accelerate previously determined exercised terms, within the terms of the Plan, under such circumstances and upon such terms and conditions as it deems appropriate.

            (c) The Committee shall establish such additional terms and conditions, without limiting the foregoing, as it determines to be necessary or desirable to avoid "short-swing" trading liability in connection with an SAR within the meaning of
                  Section 16(b) of the Exchange Act.

      8.4 Upon exercise of an SAR, payment shall be made in the form of common stock of the Company (at Fair Market Value on the date of exercise), cash, or a combination thereof, as the Committee may determine.

9.    CONTINGENT STOCK AWARDS

      9.1 Contingent Stock Awards under the Plan shall be evidenced by Contingent Stock agreements in such form and not inconsistent with this Plan as the Committee shall approve from time to time, which agreements shall contain in substance the terms and conditions described in Sections 9.2 through 9.5.

      9.2 The Committee shall determine the amount of Contingent Stock Award to be granted to an Employee based on the expected impact the Employee can have, or actually has had, on the financial well being of the Company and other factors deemed by the Committee to be appropriate.

      9.3 Contingent Stock Awards made pursuant to this Plan shall be subject to such terms, conditions, and restrictions, including without limitation, substantial risks of forfeiture and/or attainment of performance objectives, and for such period or periods (in excess of six months) as shall be determined by the Committee at the time of grant. The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period (so long as the minimum six-month period is retained) with respect to any part or all of the Award to any participant. The Committee shall have the power to make a Contingent Stock Award that is not subject to vesting or any other contingencies in recognition of an Employee's prior service and financial impact on the Company.

      9.4 The agreement shall specify the terms and conditions upon which any restrictions on the right to receive Shares representing Contingent Stock Awards under the Plan shall lapse, as determined by the Committee. Upon the lapse of such restrictions, Shares shall be issued to the participant or such Participant's legal representative.

      9.5 In the event of a participant's termination of employment for any reason prior to the lapse of restrictions applicable to a Contingent Stock Award made to such participant and unless otherwise provided for herein by this Plan or as provided for in the Contingent Stock agreement, all rights to Shares as to which there still remain unlapsed restrictions shall be forfeited by such participant to the Company without payment or any consideration by the Company, and neither the participant nor any successors, heirs, assigns or personal representatives of such participants shall thereafter have any further rights or interest in such Shares.

10.   RESTRICTED STOCK AWARD

      10.1 Restricted Stock Awards under the Plan shall be evidenced by Restricted Stock agreements in such form, and not inconsistent with this Plan, as the Committee shall approve from time to time, which agreements shall contain in substance the terms and conditions described in Sections 10.2 through 10.6.

      10.2 The Committee shall determine the amount of a Restricted Stock Award to be granted to an Employee based on the past or expected impact the Employee has had or can have on the financial well-being of the Company and other factors deemed by the Committee to be appropriate.

      10.3 Restricted Stock Awards made pursuant to this Plan shall be subject to such terms, conditions, and restrictions, including without limitation, substantial risks of forfeiture and/or attainment of performance objectives, and for such period or periods (in excess of six months) as shall be determined by the Committee at the time of grant. The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period (so long as the minimum six-month period is retained) with respect to any part or all of the Award to any participant. Upon issuance of a Restricted Stock Award, Shares will be issued in the name of the recipient. During the restriction period, recipient shall have the rights of a shareholder for all such Shares of Restricted Stock, including the right to vote and the right to receive dividends thereon as paid.

      10.4 Each certificate evidencing stock subject to Restricted Stock Awards shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. Any attempt to dispose of stock in contravention of such terms, conditions and restrictions shall be ineffective. The Committee may adopt rules which provide that the certificates evidencing such Shares may be held in custody by a bank or other institution, or that the Company may itself hold such Shares in custody, until the restrictions thereon shall have lapsed and may require as a condition of any Award that the recipient shall have delivered a stock power endorsed in blank relating to the stock covered by such Award.

      10.5 The Restricted Stock agreement shall specify the terms and conditions upon which any restrictions on the right to receive shares representing Restricted Stock awarded under the Plan shall lapse as determined by the Committee. Upon the lapse of such restrictions, Shares which have not been delivered to the recipient or such recipient's legal representative shall be delivered to such participant or such participant's legal representative.

      10.6 In the event of a participant's termination of employment for any reason prior to the lapse of restrictions applicable to a Restricted Stock Award made to such participant and unless otherwise provided for herein by this Plan or as provided for in the Restricted Stock agreement, all rights to Shares as to which there remain unlapsed restrictions shall be forfeited by such participant to the Company without payment or any consideration by the Company, and neither the participant nor any successors, heirs, assigns or personal representatives of such participant shall thereafter have any further rights or interest in such Shares.

11. OTHER PROVISIONS RELATING TO CONTINGENT AND RESTRICTED STOCK AWARDS AND STOCK OPTIONS

      11.1 Notwithstanding any other provisions to the contrary in Sections 7, 9, or 10 or elsewhere in this Plan, the additional provisions described in Sections 11.1 and 11.2 shall apply to Contingent and Restricted Stock Awards and to stock option Awards (except that Section 11.2 shall only apply to Contingent and Restricted Stock Awards).

      11.2 If a recipient of a Contingent or Restricted Stock Award has his or her employment terminated and his or her salary continued through an employment agreement, severance program or other comparable arrangement, then any contingencies and restrictions which are satisfied or which would have been satisfied during the period for which the recipient's salary is to be continued, irrespective of form, will be deemed to have been satisfied, and such Shares of Contingent and/or Restricted Stock shall be issued and delivered to the recipient or such recipient's legal representative no later than the expiration of the salaries continuation program.

      11.3 Upon a Change in Control, all Options, Contingent Stock Awards, Restricted Stock Awards, and SARs will automatically vest as of that date and all restrictions or contingencies will be deemed to have been satisfied.

      11.4 The Committee may provide in any individual agreement in connection with an Award that upon a Change in Control the Executive may have a period of time to exercise such Award which period does not exceed its original term.

12.   GENERAL RESTRICTIONS

      12.1 The Plan and each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Shares subject or related thereto upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an Award with respect to the disposition of Shares, is necessary or desirable as a condition of, or in connection with the Plan or the granting of such Award or the issue or purchase of Shares of common stock thereunder, the Plan will not be effective and/or the Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

13.   RIGHTS OF A SHAREHOLDER

      13.1 The recipient of any Award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for Shares of common stock are issued to such recipient, except for the rights provided in
Section 11 of this Plan as it pertains to Restricted Stock Awards.

14.   RIGHTS TO TERMINATE EMPLOYMENT

      14.1 Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or its subsidiary or affect any right which the Company or its subsidiary may have to terminate the employment of such participant.

15.   WITHHOLDING OF TAXES

      15.1 Whenever the Company proposes, or is required, to issue or transfer Shares under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount, or a number of shares, sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and/or local withholding tax requirements.

16.   NONASSIGNABILITY

      16.1 No Award or benefit under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution. During the life of the recipient, such Award shall be exercisable only by such person or by such person's guardian or legal representative.

17.   NON-UNIFORM DETERMINATIONS

      17.1 The Committee's determination under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and conditions of such Awards and the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

18.   ADJUSTMENTS

      18.1 In the event of any change in the outstanding common stock of the Company by reason of the Restructure, a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of Shares or the like, the Committee shall adjust the number of Shares of common stock which may be issued under the Plan and shall provide for an equitable adjustment of any outstanding Award or Shares issuable pursuant to an outstanding Award under this Plan.

19.   AMENDMENT

      19.1 The Plan may be amended by the Board, without Shareholder approval, at any time in any respect, unless Shareholder approval of the amendment in question is required under Florida law, the Code, any exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends Section 16 Persons to qualify, any national securities exchange system on which the Shares are then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or any other applicable laws, rules or regulations.

      19.2 The termination or modification or amendment of the Plan shall not, without the consent of a participant, affect a participant's rights under an Award previously granted. Notwithstanding the foregoing, however, the corporation reserves the right to terminate the Plan in whole or in part, at any time and for any reason, provided that full and equitable compensation is made to participants with respect to Awards previously granted.

20.   EFFECT ON OTHER PLAN

      20.1 Participation in this Plan shall not affect a participant's eligibility to participate in any other benefit or incentive plan of the Company, and any Awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company unless specifically provided.

21.   DURATION OF PLAN

      21.1 The Plan shall remain in effect until all Awards under the Plan have been satisfied by the issuance of Shares or the payment of cash, but no Awards shall be granted more than ten years after the date the Plan is adopted by the Company.

22.   FUNDING OF THE PLAN

      22.1 This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan, and payment of Awards shall be on the same basis as the claims of the Company's general creditors. In no event shall interest be paid or accrued on any Award including unpaid installments of Awards.

23.   GOVERNING LAW

      23.1 The laws of the State of Florida shall govern, control and determine all questions arising with respect to the Plan and the interpretation and validity of its respective provisions.

                             FIRST AMENDMENT TO THE
                      FLORIDA PHYSICIANS INSURANCE COMPANY
                             OMNIBUS INCENTIVE PLAN

      This First Amendment to the Florida Physicians Insurance Company Omnibus Incentive Plan (the "Plan") is made effective as of March 16, 1996.

      1.    Section 2.1(v) of the Plan shall be amended to read as follows:

            "(v) 'Plan' means Omnibus Incentive Plan, as evidenced herein and as amended from time to time."

      All provisions of the Plan not specifically mentioned in this First Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this First Amendment.

                             SECOND AMENDMENT TO THE
                             OMNIBUS INCENTIVE PLAN

      This Second Amendment to the Omnibus Incentive Plan (the "Plan") is made effective as of September 14, 1997.

      1.    Section 4.1 of the Plan shall be amended to read as follows:

            "4.1 The aggregate number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed in the aggregate 1,165,000 Shares."

      All provisions of the Plan not specifically mentioned in this Second Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Second Amendment.

                              1999 AMENDMENT TO THE
                             OMNIBUS INCENTIVE PLAN

      This 1999 Amendment to the Omnibus Incentive Plan (the "Plan") is made effective as of June 8, 1999.

            1.    Section 4.1 of the Plan shall be amended to read as follows:

                  "4.1 The aggregate number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed 1,665,000 Shares."

            2.    Section 6.2 of the Plan shall be amended to read as follows:

                  "6.2 The maximum number of Awards that may be awarded to any one person during the life of the Plan shall be 600,000 Shares."

            3. Section 16.1 shall be amended by the addition of the following sentence at the end of such Section:

                  "Notwithstanding the foregoing, under certain circumstances The Committee may grant (or sanction by amending an existing grant) Nonqualified Stock Options which may be transferred by the Optionee during his or her lifetime to any member of his or her immediate family or a trust established for the exclusive benefit of one or more members of his or her immediate family or to a former spouse pursuant to a domestic relations order. For purposes of this Section, the term "immediate family" is defined as an Optionee's spouse, children, stepchildren, grandchildren (including relationships arising from legal adoption), and parents."

      All provisions of the Plan not specifically mentioned in this 1999 Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Amendment.

                                    PROPOSED
                              2000 AMENDMENT TO THE
                             OMNIBUS INCENTIVE PLAN

      This 2000 Amendment to the Omnibus Incentive Plan (the "Plan") is made effective as of June 7, 2000, subject to shareholder approval at the 2000 Annual Meeting of Shareholders.

            Section 4.1 of the Plan shall be amended to read as follows:

                  "4.1 The aggregate number of Shares that may be issued under Options granted pursuant to the Plan shall not exceed 1,865,000 Shares."

      All provisions of the Plan not specifically mentioned in this 2000 Amendment shall be considered modified to the extent necessary to be consistent with the changes made in this Amendment.

                          PROXY/VOTING INSTRUCTION CARD

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                           FPIC INSURANCE GROUP, INC.
                   ANNUAL MEETING OF SHAREHOLDERS JUNE 7, 2000

      The undersigned shareholder hereby appoints Kim D. Thorpe and Pamela D. Deyo, or either of them, as proxies, with full power of substitution, to vote all shares of Common Stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company on June 7, 2000, and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the other side of this card.

      If no directions are given, the proxies will vote for (1) the election of all nominees for director listed on the other side of this card, (2) the approval of amendment to the Director Stock Option Plan as described in the proxy statement furnished herewith, (3) the approval of amendment to the Omnibus Incentive Plan as described in the proxy statement furnished herewith and (4) at their discretion, on any other matters that may properly come before the meeting. The undersigned hereby revokes any proxy heretofore given to any person or persons whomsoever (other than the proxies named above) to vote such Common Stock and ratifies and confirms all that such proxies may or shall do by virtue hereof.

      Your vote is important. Please sign and date on the reverse and return promptly in the enclosed postage-paid envelope.

             (Continued and to be dated and signed on reverse side.)

Please mark votes |X|   This Proxy will be voted as directed. If no direction is
as in this              made, it will be voted "FOR" the proposals set forth
example:                below. The Board of Directors recommends a vote "FOR"
                        all nominees, a vote "FOR" amending the Director Stock
                        Option Plan, and a vote "FOR" amending the Omnibus
                        Incentive Plan.

1. Election of Directors: Richard J. Bagby, M.D., Robert O. Baratta, M.D., Louis C. Murray, M.D., William R. Russell

      |_| FOR all nominees listed above.   |_| WITHHOLD AUTHORITY to vote for
                                               all nominees listed above.
          (except as marked to the contrary)

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike out that nominee's name on the list above)

2.    Approval of Amendment to Director Stock Option Plan

      |_| FOR Approval   |_| AGAINST Approval   |_| ABSTAIN

3.    Approval of Amendment to Omnibus Incentive Plan

      |_| FOR Approval   |_| AGAINST Approval   |_| ABSTAIN

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Account No.

                                          Date:__________________________,2000


                                          ____________________________________


PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. WHERE MORE THAN ONE OWNER IS SHOWN, EACH SHOULD SIGN. WHEN SIGNING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE. IF ANY PROXY IS SUBMITTED BY A CORPORATION, IT SHOULD BE EXECUTED IN FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER. IF ANY PROXY IS SUBMITTED BY A PARTNERSHIP, IT SHOULD BE EXECUTED IN THE PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

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                          PROXY/VOTING INSTRUCTION CARD

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                           FPIC INSURANCE GROUP, INC.
                   ANNUAL MEETING OF SHAREHOLDERS JUNE 7, 2000

      The undersigned shareholder hereby appoints Kim D. Thorpe and Pamela D. Deyo, or either of them, as proxies, with full power of substitution, to vote all shares of Common Stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company on June 7, 2000, and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the other side of this card.

      Your vote is important. Please sign and date on the reverse and return promptly in the enclosed postage-paid envelope.

1. Election of Directors: Richard J. Bagby, M.D., Robert O. Baratta, M.D., Louis C. Murray, M.D., William R. Russell

      |_| FOR all nominees listed above.   |_| WITHHOLD AUTHORITY to vote for
                                               all nominees listed above.

      (INSTRUCTION: To withhold authority to vote for any individual nominee, strike out that nominee's name on the list above)

2.    Approval of Amendment to Director Stock Option Plan

      |_| FOR Approval   |_| AGAINST Approval   |_| ABSTAIN

3.    Approval of Amendment to Omnibus Incentive Plan

      |_| FOR Approval   |_| AGAINST Approval   |_| ABSTAIN

                  (Continued and to be SIGNED on Reverse Side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This Proxy will be voted as directed. If no directions are given, the proxies will vote for (1) the election of all nominees for director listed on the other side of this card, (2) the approval of amendment to the Director Stock Option Plan as described in the proxy statement furnished herewith, (3) the approval of amendment to the Omnibus Incentive Plan as described in the proxy statement furnished herewith and (4) at their discretion, on any other matters that may properly come before the meeting. The undersigned hereby revokes any proxy heretofore given to any person or persons whomsoever (other than the proxies named above) to vote such Common Stock and ratifies and confirms all that such proxies may or shall do by virtue hereof.

The Board of Directors recommends a vote "FOR" all nominees, a vote "FOR" amending the Director Stock Option Plan, and a vote "FOR" amending the Omnibus Incentive Plan.

PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. WHERE MORE THAN ONE OWNER IS SHOWN, EACH SHOULD SIGN. WHEN SIGNING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE. IF ANY PROXY IS SUBMITTED BY A CORPORATION, IT SHOULD BE EXECUTED IN FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER. IF ANY PROXY IS SUBMITTED BY A PARTNERSHIP, IT SHOULD BE EXECUTED IN THE PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

                                     Dated: _____________________________, 2000


                                     __________________________________________
                                             Signature of Stockholder

                                     __________________________________________
                                     Signature of Stockholder (If held Jointly)


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